                  EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS
                               TABLE OF CONTENTS

                                                  Economic Overview.........................................................     1
(Art Picture Here)              EMERGING MARKETS  A Report From Your Portfolio Manager......................................     2
                                     GROWTH FUND  Statement of Investments..................................................     3

                                                  Industry Diversification..................................................     5
                                                  Statement of Assets and Liabilities.......................................     6
                                                  Statement of Operations...................................................     7
                                                  Statements of Changes in Net Assets.......................................     8
                                                  Financial Highlights......................................................     9

(Art Picture Here)                GLOBAL LEADERS  A Report From Your Portfolio Managers.....................................   11
                                            FUND  Statement of Investments..................................................   15

                                                  Industry Diversification..................................................   18
                                                  Statement of Assets and Liabilities.......................................   19
                                                  Statement of Operations...................................................   20
                                                  Statements of Changes in Net Assets.......................................   21
                                                  Financial Highlights......................................................   22

(Art Picture Here)                   GLOBAL REAL  A Report From Your Portfolio Manager......................................   24
                                   ESTATE EQUITY  Statement of Investments..................................................   28

                                            FUND  Statement of Assets and Liabilities.......................................   30
                                                  Statement of Operations...................................................   31
                                                  Statements of Changes in Net Assets.......................................   32
                                                  Financial Highlights......................................................   33

(Art Picture Here)                 INTERNATIONAL  A Report From Your Portfolio Manager......................................   36
                                     EQUITY FUND  Statement of Investments..................................................   38

                                                  Industry Diversification..................................................   43
                                                  Statement of Assets and Liabilities.......................................   44
                                                  Statement of Operations...................................................   45
                                                  Statements of Changes in Net Assets.......................................   46
                                                  Financial Highlights......................................................   47

                                                  Combined Notes to Financial Statements....................................   49

                                                  Trustees and Officers......................................   Inside Back Cover


                  EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS
ECONOMIC OVERVIEW
BY STEPHEN A. LIEBER, CHAIRMAN
EVERGREEN ASSET MANAGEMENT CORP.
   The U.S. and international markets in 1997 have
increasingly demonstrated a shift in focus from the
avoidance of inflation risk to strategies aimed at
obtaining sustained growth in a low inflation.
At the end of 1996, environment                         (Photo Here)
economic forecasters generally looked for a slowing growth rate in the United
States economy, with the possibility of reviving inflationary pressures. They anticipated accelerating growth rates in Europe, with well maintained growth rates in Southeast Asia, Latin America and other emerging markets; many of which did not develop as expected. Instead, the United States has sustained rapid growth, achieving a 5.8% rate of Gross Domestic Product (GDP) growth in the first quarter of 1997, while inflation has remained at a lower level than seen in more than a generation. Consumer prices in the U.S. are rising at a less than
2.5% level, even below the inflation rate of 1996. Europe has failed to produce the projected economic upswing and Asian growth rates are modestly below most forecasts, while even the Chinese have instituted policies to slow a too rapid rate of economic growth.
   Unexpected changes are causing widespread political and consequent investment repositioning. The most dramatic shifts occurred in the British and French political structures. The British elections are leading to a move away from the
Tory government's resistance to economic ties with Europe. The French elections suggest a move away from economic policies aimed at facilitating a European currency in 1999, by restricting possible inflationary growth of the economy.
Taking role model leadership, the United States, has become the country which is negotiating a balanced budget pact aimed at stable growth and suppressed inflation.
   These economic conditions have sustained, and even increased, the willingness of American savers to put money into the hands of equity mutual funds and to buy stocks both in the U. S. and in the potentially growing nations abroad. Even the bond market has, in the second quarter, begun to show sustained gains after more than a year in which historically high real interest rates (returns above the extraordinary level of inflation) contributed to a lower rate of inflation in the United States. While the strength of the dollar began to fade in the early months of 1997, there was little evidence of a broad retreat out of U.S.
equities from abroad, while there continued to be growth in U.S. investments into the stocks of other nations.
   The consensus view as we approach mid-year is that a continued low level of inflation can be expected in the months ahead for most of the principal trading and investing nations. Those which, over the last year, suffered from high rates of inflation, such as Brazil, Chile, Indonesia, Mexico, Philippines, Thailand,
and Greece are seeing lower inflation rates in 1997. Greater stability should allow less currency volatility and thereby facilitate investment transfers among the nations. World economic activity is expected to accelerate only modestly through the balance of this year. The United States, which has been a powerful source of international demand and of growing importance in exports, is seen as having a lower growth rate going into the second half of the year after the blistering pace of the 5.6% GDP growth of the first quarter. New government policies in Europe's high unemployment economies are anticipated to stimulate demand, although it is quite clear that the goal of an integrated currency will limit radical action. If currency volatility is reduced and interest rates remain within a narrow band, conditions for the maintenance of profitable world trade should be sustained.
   The leadership of the United States stock market's powerful momentum, with few interruptions to its upward trend, has encouraged investment participation around the world. The 26% twelve-month advance of U.S. stock prices in the period through May was, in fact, eclipsed by such gains (in local currencies) as the 55% increase in Spain, 44% increase in Denmark, 43% in the Netherlands, and
46% in Switzerland. Even France, with its political uncertainties and high unemployment, produced a 28% gain in the period. Among major nations, only Japan had a negative market, with a fall of over 9%.
   The evident need for selectivity, and focus on leadership enterprises, which are the watchwords of our investment policies in the United States, are equally relevant for investment internationally. The need for a long-term perspective, a policy of taking advantage of declines in prices of quality stocks, purchasing bonds during periods of exaggerated apprehensions over inflation, together with systematic investing, should prove effective ways to capitalize on the potentials of this investment environment, even after a long, sustained bull market in stocks.
                                                                               1

                     EVERGREEN EMERGING MARKETS GROWTH FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
RICHARD WAGONER

   We are pleased to present the Semiannual Report for Evergreen Emerging Markets Growth Fund for the period ended
April 30, 1997. Evergreen Emerging Markets Growth Fund completed the first half of its fiscal year with a net asset value per share (Class Y, no-load shares) of $9.64. The Fund's
13.7%* total return (Class Y shares) for that time outperformed the 9.8% total return for the MSCI Emerging Markets Global
Index**. The six-month total return for the Fund's Class A shares at net asset value was 13.6%*.

   The last six months were an extremely positive period for
the emerging markets. The combination of a positive interest  (Photo Here)
rate environment and signs of economic recovery in many of
the markets attracted investors after two years of moderate performance. The leading markets were Brazil, Greece, Turkey, Colombia, Israel, Argentina and
Taiwan, each of which was up over 25% during this period, as measured by their respective MSCI country sub-indexes. The worst performing markets were Thailand, South Korea and the Philippines, which declined 27%, 14% and 6% respectively.

   As compared with the MSCI Emerging Markets Global Index, the Fund's overweights in Brazil, Hong Kong and Portugal helped performance, as did the Fund's underweights in Thailand and Korea. Strong stock selection in Brazil, Chile and Portugal also contributed. Our major sector overweights were in the financial and services sector, where our combined weighting was approximately
60%.

   The near-term outlook remains bullish for the emerging markets. The developed economies, particularly the U.S., are showing signs of strength, but a major tightening of monetary policy does not seem imminent. We are particularly positive on Latin America where the economies of Mexico and Argentina are emerging from the after-effects of the Mexican peso devaluation of 1994, and Brazil, the largest economy in the region, seems to finally be embracing market reforms. The Pacific Rim markets, where we are substantially underweighted, continue to underperform, but we remain positive on the long-term prospects for this region. The Eastern European markets are still underdeveloped but are becoming increasingly attractive.

   Thank you for your investment in Evergreen Emerging Markets Fund.

FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.

 * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF DIVIDEND INCOME AND CAPITAL GAIN
DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS'
SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8.2% WAS THE 6-MONTH TOTAL RETURN ENDED 4/30/97, FOR THE FUND'S CLASS A SHARES
WITH THE MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B
SHARES, WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND
CLASS C SHARES, WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE
WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES
OF SHARES MAY BE DIFFERENT. THE FUND'S CLASS Y SHARES ARE NOT SUBJECT TO SALES
CHARGES AND ARE AVAILABLE TO CERTAIN INSTITUTIONAL INVESTORS AND INVESTMENT
ADVISORY CLIENTS OF EVERGREEN ASSET AND ITS AFFILIATES.

** SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL. THE MSCI EMERGING MARKETS INDEX
IS AN UNMANAGED INDEX OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN
AN INDEX.

2

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                            STATEMENT OF INVESTMENTS
(Art Icon Here)

                                 APRIL 30, 1997
                                  (UNAUDITED)

  SHARES                                             VALUE
LONG TERM INVESTMENTS (90.9%)
COMMON STOCKS -- 86.9%
             ARGENTINA -- 5.9%
    20,000   Banco de Galicia y Buenos Aires
             SA de CV, ADR....................... $   486,563
    17,000   Banco Frances del Rio de la
             Plata SA, ADR.......................     516,375
    14,900   Telefonica de Argentina, ADR,
             Cl. B...............................     495,425
    37,100   YPF SA, ADR.........................   1,024,887
                                                    2,523,250
             BRAZIL -- 16.0%
    10,700   Companhia Energetica de Minas
             Gerais, ADR.........................     486,940
 1,250,000*  Companhia Paulista de Forca e Luz...     193,959
 2,322,000   Eletrobras SA.......................   1,050,195
   800,000*  Light Participacoes SA..............     255,007
   570,000   Light Servicos de Electricidade SA..     236,897
 6,006,000   Petroleo Brasileiro SA..............   1,262,192
    25,200   Telecomunicacoes Brasileiras, ADR...   2,891,700
11,000,000   Unibanco Uniao de Bancos
             Brasileiros SA......................     406,384
                                                    6,783,274
             CHILE -- 3.9%
    51,600   Compania de Telecom de Chile SA.....   1,670,550
             CHINA -- 0.5%
     8,300*  Huaneng Power Intl., Inc., ADR......     201,275
             COLOMBIA -- 0.5%
     7,700   Banco Ganadero SA...................     212,712
             CZECH REPUBLIC -- 2.6%
     6,200   Komercni Banka AS...................     438,005
     5,500*  Skoda Plzen AS......................     175,791
     4,500*  SPT Telekom AS......................     475,552
                                                    1,089,348
             HONG KONG -- 10.8%
   107,520   Bank of East Asia Ltd...............     369,897
    50,000   Cheung Kong Holdings, Ltd...........     438,908
   360,000*  Cheung Kong Infrastructure
             Holdings............................   1,020,074
 1,048,000   China Overseas Land & Investment
             Ltd.................................     591,880
    18,400   HSBC Holdings Plc...................     465,552
   118,000   Lai Sun Development Co., Ltd........     143,949
    23,683*  Lai Sun Hotels, Warrants @ 2.20
             HKD expiring 4/30/99................       2,262
   528,000   National Mutual Asia Ltd............     545,279
    51,000   Sun Hung Kai Properties Ltd.........     553,024
  SHARES                                             VALUE

             HONG KONG -- 10.8% -- CONTINUED

 1,035,000   Vanda Systems & Comm Hldgs.......... $   434,228
                                                    4,565,053
             HUNGARY -- 3.3%
    10,400   EGIS Gyogyszergyar..................     660,770
     9,900   Richter Gedeon, GDR.................     748,295
                                                    1,409,065
             INDIA -- 1.4%
     7,400*  EIH Ltd., GDR, 144A.................     121,138
     8,200   Ranbaxy Laboratories Ltd., GDR,
             144A................................     205,000
    12,500   Videsh Sanchar Nigam Ltd., GDR,
             144A................................     246,812
                                                      572,950
             INDONESIA -- 1.6%
   467,608   Bank International Indonesia........     336,755
    89,656*  Bank International Indonesia,
             Warrants @1000 IDR expiring
             1/17/2000...........................      28,594
    72,000   PT Gudang Garam.....................     302,222
                                                      667,571
             ISRAEL -- 1.8%
    20,800   ECI Telecommunications Ltd..........     455,000
     5,900   Teva Pharmaceutical Inds. Ltd.,
             ADR.................................     299,425
                                                      754,425
             LUXEMBOURG -- 0.8%
     7,500*  Millicom International Cellular SA       341,250
             MALAYSIA -- 4.0%
    35,000   AMMB Holdings Berhad................     232,794
    41,000*  Arab Malaysian Finance Berhad.......      89,812
    82,000*  Arab Malaysian Finance Berhad,
             Rights expiring 4/30/97.............         163
    22,400   Commerce Asset Holding Berhad.......     133,822
    70,000   Industrial Oxygen Inc., Berhad......      86,984
    68,000   Malayan Banking Berhad..............     677,075
    84,000   New Straits Times Press, Berhad.....     468,377
                                                    1,689,027
             MEXICO -- 10.2%
    51,000   Alfa SA de CV.......................     279,821
     7,200*  Bufete Industrial SA................     137,700
     8,080   Desc SA de CV, ADR..................     208,060
    70,000   Grupo Elektra SA de CV..............     656,264
   124,000   Grupo Finance Inbursa...............     424,439
    23,100   Grupo Imsa SA De CV, ADR............     496,650

                                                                               3

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)

                                 APRIL 30, 1997
                                  (UNAUDITED)

  SHARES                                             VALUE
COMMON STOCKS -- 86.9% -- CONTINUED
             MEXICO -- 10.2% -- CONTINUED
    97,800   Grupo Modelo SA de CV............... $   593,212
 1,195,000*  Grupo Posadas, SA de CV, Class A
             Shares..............................     550,393
    17,800   Telefonos de Mexico SA, ADR.........     734,250
    14,000*  Tubos de Acero de Mexico SA, ADR....     229,250
                                                    4,310,039
             PERU -- 1.0%
    18,000   Telefonica del Peru SA, ADR.........     432,000
             POLAND -- 2.8%
     9,700   Agros Holding SA....................     276,004
    11,700   Bank Rozwoju Eksportu SA............     279,276
     3,700   Bank Slaski SA......................     314,085
    36,100   Elektrim............................     324,135
                                                    1,193,500
             PORTUGAL -- 4.5%
    21,000   Banco Comercial Portugues, ADR......     322,875
    35,000   Portugal Telecom SA, ADR............   1,295,000
     3,400*  Telecel-Comunicacaoes Pessoais SA...     292,770
                                                    1,910,645
             SINGAPORE -- 1.9%
    21,000   City Developments Ltd...............     169,741
   181,000   Datacraft Asia Ltd..................     398,200
    75,000   Genting International Plc...........     222,000
                                                      789,941
             SOUTH AFRICA -- 2.3%
     6,900   Anglo American Corp. Ltd............     440,706
    15,300   De Beers Centenary AG...............     550,546
                                                      991,252
             SOUTH KOREA -- 0.6%
    26,643   SK Telecom Ltd., ADR................     253,108
             TAIWAN -- 9.1%
   480,000*  Acer Inc............................   1,223,427
    10,440*  Advanced Semiconductor Materials
             International NV, GDR...............     223,155
     5,000   China Steel Corp....................       5,351
   250,000   Chinatrust Commercial Bank..........     469,993
   200,000*  President Enterprises...............     354,302
    49,222*  President Enterprises Corp.,
             GDR, 144A...........................     885,996
   125,000*  Siliconware Precision Industries....     451,916
  SHARES                                             VALUE

             TAIWAN -- 9.1% -- CONTINUED

   105,000*  United Microelectronics Corp........ $   254,339
                                                    3,868,479
             USSR -- 0.9%
     7,000   LUKoil Oil Co., ADR.................     397,807
             VENEZUELA -- 0.5%
     7,600   Compania Anonima Nacional
             Telefonos de Venezuela..............     228,000
             TOTAL COMMON STOCKS
               (COST $31,640,915)................  36,854,521
PREFERRED STOCKS -- 4.0%
             BRAZIL -- 4.0%
 2,518,000*  Eletrobras SA, Cl. B Shares.........   1,174,356
 1,935,000*  Telesp Telefonos Sao Paulo..........     549,478
                                                    1,723,834
             TOTAL PREFERRED STOCKS
               (COST $1,269,843).................   1,723,834
             TOTAL LONG-TERM INVESTMENTS
               (COST $32,910,758)................  38,578,355
PRINCIPAL
  AMOUNT
REPURCHASE AGREEMENT -- 8.2%
$3,468,000   State Street Bank & Trust Co.,
             5.00% dated 4/30/97, due
             5/1/97 -- collateralized by
             $2,860,000 U.S.Treasury Bonds,
             9.25%, due 2/15/16; maturity
             value -- $3,542,420 (cost
             $3,468,000).........................   3,468,000

             TOTAL INVESTMENTS --
               (COST $36,378,758).........   99.1%  42,046,355
             OTHER ASSETS AND
               LIABILITIES -- NET.........    0.9%     363,963
             NET ASSETS --................  100.0% $42,410,318

* Non-income producing securities
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
144A -- securities are restricted as to resale to qualified institutional investors.
See accompanying combined notes to financial statements.
4

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                            INDUSTRY DIVERSIFICATION
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

                                                                                                                     PERCENTAGE OF
                                                                                                                      NET ASSETS
Banks..............................................................................................................       12.8%
Building, Construction & Furnishings...............................................................................        0.7
Business Equipment & Services......................................................................................        3.9
Chemical & Agricultural Products...................................................................................        0.2
Communication Systems & Services...................................................................................        3.0
Consumer Products & Services.......................................................................................        0.7
Diversified Companies..............................................................................................        2.3
Electrical Equipment & Services....................................................................................        3.0
Energy.............................................................................................................       11.7
Finance & Insurance................................................................................................        3.1
Food & Beverage Products...........................................................................................        5.0
Healthcare Products & Services.....................................................................................        4.5
Metal Products & Services..........................................................................................        2.9
Leisure & Tourism..................................................................................................        2.1
Oil................................................................................................................        0.9
Publishing, Broadcasting & Entertainment...........................................................................        1.1
Real Estate........................................................................................................        6.9
Retailing & Wholesale..............................................................................................        1.6
Telecommunication Equipment & Services.............................................................................       22.4
Utilities..........................................................................................................        2.1
      Total Long-Term Investments..................................................................................       90.9
Short-Term Investments.............................................................................................        8.2
Other Assets and Liabilities -- net................................................................................        0.9
      Net Assets...................................................................................................      100.0%

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                       STATEMENT OF ASSETS & LIABILITIES
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (identified cost $36,378,758).............................................................  $42,046,355
   Foreign currencies at value (identified cost $122,141).........................................................      121,791
   Cash...........................................................................................................      314,780
   Receivable for investments sold................................................................................    1,123,775
   Dividends and interest receivable..............................................................................      216,594
   Receivable for Fund shares sold................................................................................       59,431
   Unamortized organization expense...............................................................................       23,070
   Prepaid expenses and other assets..............................................................................       39,089
         Total assets.............................................................................................   43,944,885
LIABILITIES:
   Payable for investments purchased..............................................................................    1,401,016
   Accrued advisory fee...........................................................................................       17,195
   Payable for Fund shares repurchased............................................................................        3,992
   Distribution fee payable.......................................................................................        2,358
   Accrued expenses...............................................................................................      110,006
         Total liabilities........................................................................................    1,534,567
NET ASSETS........................................................................................................  $42,410,318
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $39,812,764
   Accumulated net investment income..............................................................................      104,281
   Accumulated net realized loss on investments and foreign currency related transactions.........................   (3,173,071)
   Net unrealized appreciation on investments and foreign currency related transactions...........................    5,666,344
      Net assets..................................................................................................  $42,410,318
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($1,939,603/201,935 shares of beneficial interest outstanding)..................................  $      9.61
   Sales charge -- 4.75% of offering price........................................................................          .48
         Maximum offering price...................................................................................  $     10.09
   Class B Shares ($3,290,935/346,153 shares of beneficial interest outstanding)..................................       $ 9.51
   Class C Shares ($890,005/93,671 shares of beneficial interest outstanding).....................................       $ 9.50
   Class Y Shares ($36,289,775/3,763,456 shares of beneficial interest outstanding)...............................       $ 9.64

See accompanying combined notes to financial statements
6

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                            STATEMENT OF OPERATIONS
(Art Icon Here)
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $47,913)...........................................              $  346,503
   Interest..........................................................................................                  65,670
      Total investment income........................................................................                 412,173
EXPENSES:
   Advisory fee......................................................................................  $ 289,402
   Custodian fee.....................................................................................     89,507
   Registration and filing fees......................................................................     45,340
   Transfer agent fee................................................................................     33,174
   Distribution fees.................................................................................     19,168
   Reports and notices to shareholders...............................................................     14,084
   Professional fees.................................................................................     13,656
   Administration personnel and service fees.........................................................      7,772
   Amortization of organizational expense............................................................      7,079
   Insurance.........................................................................................      5,044
   Miscellaneous.....................................................................................      1,157
   Trustees' fees and expenses.......................................................................        772
   Fee waivers and/or reimbursement from Investment Manager..........................................   (218,402)
         Total expenses..............................................................................    307,753
   Less: Indirectly paid expenses....................................................................       (189)
         Net expenses................................................................................                 307,564
Net investment income................................................................................                 104,609
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
   Net realized loss on investments..................................................................              (1,281,480)
   Net realized loss on foreign currency related transactions........................................                 (44,570)
   Net realized loss on investments and foreign currency related transactions........................              (1,326,050)
   Net change in unrealized appreciation (depreciation) on investments and foreign currency related
     transactions....................................................................................               5,703,199
Net realized and unrealized gain on investments and foreign currency related transactions............               4,377,149
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................              $4,481,758

See accompanying combined notes to financial statements.
                                                                               7

                     EVERGREEN EMERGING MARKETS GROWTH FUND
(Art Icon Here)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 SIX MONTHS            YEAR
                                                                                                   ENDED              ENDED
                                                                                               APRIL 30, 1997    OCTOBER 31, 1996
                                                                                                (UNAUDITED)
OPERATIONS:
   Net investment income (loss).............................................................    $    104,609       $     (4,321)
   Net realized loss on investments and foreign currency related transactions                     (1,326,050)           (96,636)
   Net change in unrealized appreciation (depreciation) on investments and
      foreign currency related transactions.................................................       5,703,199            (38,536)
      Net increase (decrease) in net assets resulting from operations.......................       4,481,758           (139,493)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares...........................................................................              --             (6,742)
   Class Y Shares...........................................................................              --            (81,928)
         Total distributions to shareholders from net investment income.....................              --            (88,670)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................       9,042,086         24,970,951
   Proceeds from reinvestment of distributions..............................................              --             22,693
   Payment for shares redeemed..............................................................      (4,682,332)        (3,663,950)
      Net increase resulting from Fund share transactions...................................       4,359,754         21,329,694
      Net increase in net assets............................................................       8,841,512         21,101,531
NET ASSETS:
   Beginning of period......................................................................      33,568,806         12,467,275
   End of period (including undistributed net investment income (accumulated net investment loss) of $104,281 and ($328),
      respectively).........................................................................    $ 42,410,318       $ 33,568,806

See accompanying combined notes to the financial statements.
8

                     EVERGREEN EMERGING MARKETS GROWTH FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                            CLASS A SHARES                            CLASS B SHARES
                                        SIX MONTHS                                SEPTEMBER 6,   SIX MONTHS
                                           ENDED                    TEN MONTHS       1994*          ENDED
                                         APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,    YEAR ENDED
                                          1997+++     OCTOBER 31,   OCTOBER 31,   DECEMBER 31,     1997+++     OCTOBER 31,
                                        (UNAUDITED)     1996+++        1995#          1994       (UNAUDITED)     1996+++
PER SHARE DATA:
Net asset value, beginning of
  period..............................      $8.46          $7.90         $8.17        $10.00          $8.39         $7.85
Income from investment operations:
  Net investment income (loss)........        .02           (.01)          .05            --           (.02)         (.08)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.....       1.13            .62          (.32)        (1.83)          1.14          0.62
    Total from investment
      operations......................       1.15            .61          (.27)        (1.83)          1.12          0.54
Less distributions to shareholders
  from net investment income..........         --           (.05)           --            --             --            --
Net asset value, end of period........      $9.61          $8.46         $7.90         $8.17          $9.51         $8.39
TOTAL RETURN+.........................      13.6%           7.7%         (3.3%)       (18.3%)         13.4%          6.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $1,940         $1,645        $1,117          $867         $3,291        $2,881
Ratios to average net assets:
  Expenses**..........................      1.75%++        1.74%         1.73%++       1.78%++        2.51%++       2.50%
  Net investment income (loss)**......      0.38%++       (0.09%)        0.76%++      (0.12%)++      (0.38%)++     (0.87%)
Portfolio turnover rate...............        65%           107%           65%           17%            65%          107%
Average commission rate paid per
  share...............................     $.0059         $.0103           N/A           N/A         $.0059        $.0103
                                                    CLASS B SHARES
                                                      SEPTEMBER 6,
                                        TEN MONTHS       1994*
                                           ENDED        THROUGH
                                        OCTOBER 31,   DECEMBER 31,
                                           1995#          1994
PER SHARE DATA:
Net asset value, beginning of
  period..............................      $8.16         $10.00
Income from investment operations:
  Net investment income (loss)........        .01           (.02)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.....       (.32)         (1.82
    Total from investment
      operations......................       (.31)         (1.84)
Less distributions to shareholders
  from net investment income..........         --             --
Net asset value, end of period........      $7.85          $8.16
TOTAL RETURN+.........................      (3.8%)        (18.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $1,940         $1,589
Ratios to average net assets:
  Expenses**..........................      2.48%++        2.53%++
  Net investment income (loss)**......      0.03%++       (0.84%)++
Portfolio turnover rate...............        65%            17%
Average commission rate paid per
  share...............................        N/A            N/A

*   Commencement of class operations.
#   The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                            CLASS A SHARES                            CLASS B SHARES
                                        SIX MONTHS                                SEPTEMBER 6,   SIX MONTHS
                                           ENDED                    TEN MONTHS       1994*          ENDED
                                         APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,    YEAR ENDED
                                           1997       OCTOBER 31,   OCTOBER 31,   DECEMBER 31,      1997       OCTOBER 31,
                                        (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
Expenses..............................       3.03%         3.58%         3.97%         3.96%          3.82%         4.34%
Net investment loss...................      (0.91%)       (1.93%)       (1.48%)       (2.30%)        (1.69%)       (2.71%)
                                                    CLASS B SHARES
                                                      SEPTEMBER 6,
                                        TEN MONTHS       1994*
                                           ENDED        THROUGH
                                        OCTOBER 31,   DECEMBER 31,
                                           1995#          1994
Expenses..............................       4.72%         4.71%
Net investment loss...................      (2.21%)       (3.02%)

See accompanying combined notes to financial statements.
                                                                               9

                     EVERGREEN EMERGING MARKETS GROWTH FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                            CLASS C SHARES                            CLASS Y SHARES
                                        SIX MONTHS                                SEPTEMBER 6,   SIX MONTHS
                                           ENDED                    TEN MONTHS       1994*          ENDED
                                         APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,    YEAR ENDED
                                          1997+++     OCTOBER 31,   OCTOBER 31,   DECEMBER 31,     1997+++     OCTOBER 31,
                                        (UNAUDITED)     1996+++        1995#          1994       (UNAUDITED)     1996+++
PER SHARE DATA:
Net asset value, beginning of
  period..............................      $8.38          $7.84         $8.16        $10.00          $8.48         $7.92
Income from investment operations:
  Net investment income (loss)........        .06           (.08)          .02          (.02)           .03           .01
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.....       1.06           0.62          (.34)        (1.82)          1.13           .62
    Total from investment
      operations......................       1.12           0.54          (.32)        (1.84)          1.16           .63
Less distributions to shareholders
  from net investment income..........         --             --            --            --             --          (.07)
Net asset value, end of period........      $9.50          $8.38         $7.84         $8.16          $9.64         $8.48
TOTAL RETURN+.........................      13.4%           6.9%         (3.9%)       (18.4%)         13.7%          7.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................       $890            $85           $56           $89        $36,290       $28,959
Ratios to average net assets:
  Expenses**..........................      2.54%++        2.51%         2.50%++       2.53%++        1.49%++       1.50%
  Net investment income (loss)**......      1.32%++       (0.91%)        0.72%++      (0.82%)++       0.63%++       0.11%
Portfolio turnover rate...............        65%           107%           65%           17%            65%          107%
Average commission rate paid per
  share...............................     $.0059         $.0103           N/A           N/A         $.0059        $.0103
                                                    CLASS Y SHARES
                                                      SEPTEMBER 6,
                                        TEN MONTHS       1994*
                                           ENDED        THROUGH
                                        OCTOBER 31,   DECEMBER 31,
                                           1995#          1994
PER SHARE DATA:
Net asset value, beginning of
  period..............................      $8.17         $10.00
Income from investment operations:
  Net investment income (loss)........        .05           0.01
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.....       (.30)         (1.84)
    Total from investment
      operations......................       (.25)         (1.83)
Less distributions to shareholders
  from net investment income..........         --             --
Net asset value, end of period........      $7.92          $8.17
TOTAL RETURN+.........................      (3.1%)        (18.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $9,355         $5,878
Ratios to average net assets:
  Expenses**..........................      1.48%++        1.53%++
  Net investment income (loss)**......      0.94%++        0.43%++
Portfolio turnover rate...............        65%            17%
Average commission rate paid per
  share...............................        N/A            N/A

*   Commencement of class operations.
#   The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                            CLASS C SHARES                            CLASS Y SHARES
                                        SIX MONTHS                                SEPTEMBER 6,   SIX MONTHS
                                           ENDED                    TEN MONTHS       1994*          ENDED
                                         APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,    YEAR ENDED
                                           1997       OCTOBER 31,   OCTOBER 31,   DECEMBER 31,      1997       OCTOBER 31,
                                        (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
Expenses..............................      3.82%          4.31%         4.74%         4.71%          2.79%         3.27%
Net investment income (loss)..........      0.04%         (2.71%)       (1.52%)       (3.00%)        (0.67%)       (1.66%)
                                                    CLASS Y SHARES
                                                      SEPTEMBER 6,
                                        TEN MONTHS       1994*
                                           ENDED        THROUGH
                                        OCTOBER 31,   DECEMBER 31,
                                           1995#          1994
Expenses..............................       3.72%         3.71%
Net investment income (loss)..........      (1.30%)       (1.75%)

See accompanying combined notes to financial statements.
10

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
EDWIN MISKA

   We are pleased to present the Semiannual Report for          (Photo Here)
Evergreen Global Leaders Fund for the six months ended
April 30, 1997. The total return for Evergreen Global
Leaders Fund (Class Y, no-load shares) for the period
under review was 5.4%*, slightly below the return for the
MSCI World Index**, 6.8%, and the average total return for
the Lipper Global Funds*** group of the 195 global funds
tracked by Lipper Analytical Services, Inc., during that
time, 6.8%, but comfortably ahead of the MSCI EAFE Index**      (Photo Here)
return of 0.8%. For the 12-month period ended April 30, the Fund (Class Y shares) returned 12.8%, which compares favorably with the MSCI World Index return of 8.4%, the MSCI EAFE Index return of 2.5%, and the Lipper Global Funds average return for the 166 global funds tracked by Lipper during that time, of 8.8%.
The total returns for the Fund's Class A shares for the six-month period and the period since their inception on June 3, 1996, through April 30, 1997, were 0.2% and 5.7% respectively.

   Despite a generally robust environment for equity investing, with most major industrialized nations' stock markets at or near record highs, global investors returns were hampered by the exceedingly strong performance generated by the U.S. dollar vis-a-vis the world's currencies, which had the effect of impeding local stock market appreciation. Most representative of this trend was the decline of the Japanese yen and the German mark versus the U.S. dollar, 10.5% and 12.6%, respectively, for the six months under review. The Fund's assets were still too low during much of this time to economically benefit from currency risk management, given its high trading costs and inherent risks.

   We maintained the intense focus of Evergreen Global Leaders Fund's investment strategy on seeking out the "100 best companies in the world", whose synergies of size and diversity, and strong financial resources made it possible for many of them to meet or exceed the markets' expectations on consistency of revenue and earnings growth despite the short-term challenging conditions for international commerce. Recent growth in assets should permit such "hedging" of currencies in future periods of extreme volatility.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.

* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT-END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES, WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES, WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. THE FUND'S CLASS Y SHARES ARE NOT SUBJECT TO SALES CHARGES AND ARE AVAILABLE TO CERTAIN INSTITUTIONAL INVESTORS AND INVESTMENT ADVISORY CLIENTS OF EVERGREEN ASSET AND ITS AFFILIATES. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT. DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER, PLEASE SEE THE PROSPECTUS.

** MSCI EAFE INDEX IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX REPRESENTING 1,112 SECURITIES FROM 20 DEVELOPED COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST AS MONITORED BY MORGAN STANLEY CAPITAL INTERNATIONAL. ALL COUNTRY RETURNS INCLUDING THAT OF THE U.S., DIFFER FROM INDEX RETURNS BECAUSE THEY REPRESENT TOTAL STOCK MARKET RETURNS AS CALCULATED BY MORGAN STANLEY CAPITAL INTERNATIONAL. MSCI WORLD INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.

*** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED, PERFORMANCE WOULD BE LOWER. 11

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
ECONOMIC ENVIRONMENT AND PORTFOLIO REVIEW
   The last six months were ones of divergent paths for the world's equity markets, as shown by the strong gains of the U.S. stock market relative to the dismal returns of many of the international markets. The U.S. economy continued its strong growth trend from the autumn of 1996. Aided by low unemployment, a tight labor market, a strong currency worldwide and increasing consumer confidence supported by the strongest sustained growth in corporate profits since the 1950's, the U.S. equity markets saw all major market indexes move into and remain in record territory. This "exuberance" led to a pre-emptive move by the Federal Reserve on March 25, to raise the Federal Funds rate by 1/4%, in an attempt to prevent the economy from "overheating" and put a damper on inflation and the steep rise of the dollar. A subsequent negative revaluation of the bond and equity markets followed during the concluding days of the calendar quarter. Surprisingly strong first quarter profit results, though, and an equally ebullient outlook by many of the market's benchmark companies followed, quickly changing the negative sentiment which had set in. Governmental progress on budgetary and taxation issues and continued optimism from strong reports on the economy during April, helped the Dow Jones Industrials add another 6.5% during the month, highlighting a 28.5% rise during the 12-month period.
   Performance of your Fund's U.S. holdings reflected and even exceeded the strong run of the Dow Jones Industrial Average, as the U.S. holdings of the Fund, as a group, returned 8.9% for the month of April. The U.S. segment of the Fund also performed well for the six- and 12-month periods ended April 30, returning 17.5% and 37.2%, respectively. The markets' continued focus on companies which have delivered consistent earnings results coupled with strong outlooks and fundamental standing, helped your Fund to outperform. Given the strong trading environment, our broadly diversified U.S. allocation increased to 38 issues and 33.3% of the Fund's net assets, from 36 issues and 31.9% of assets at 1996 fiscal year-end on October 31. Notable performers were all familiar names. Microsoft Corp. provided the largest dollar gain for the Fund during the six-month period, rising 53.8%. Others included Charles Schwab & Co., +46.5%, Student Loan Marketing Association, +39.8%, Intel Corp., +39.1%, Coca-Cola Co., +25.8% and The Walt Disney Co., +25.2%. We were not reluctant to take profits and register gains in securities which had any negative catalysts or changes in fundamental status or valuation. One company in particular illustrated our active strategy. Shares of SunAmerica, Inc., originally purchased in June 1996, were sold on earnings concerns, for a gain of 45.7%. After the shares had declined over 20%, and the earnings issues had abated, shares were repurchased, and now show a 14.2% unrealized gain on our new basis. Other notable sales included shares of Gillette Co., +33.5%; Monsanto Co., +37.6% and Procter & Gamble , +25.7%. Small gains or losses resulted from the sales of Dana Corp., Interpublic Group Cos., Lucent Technologies, PPG Industries and McDonald's Corp. New purchases were made in shares of AlliedSignal, Inc., Carnival Corp., Dresser Industries, EMC Corp., Gannett Co., Mattel Inc., Oracle Corp., and Parametric Technologies.
   Performance of your Fund's holdings in foreign securities was disappointing both in terms of absolute and relative returns for the six-month period under review and only marginally better during the trailing 12-month period. The return for the Fund's international holdings, as a group, was up 0.5% for the six-month period, reflecting the meager return of the MSCI EAFE Index which was up only 0.8%. Performance was slightly better when measured relative to the market benchmark for the 12-month period, returning +1.7% versus the MSCI EAFE Index return of -2.5%. Currency translation was the main culprit behind these weak numbers, as declines occurred in nearly every industrialized nations currency vis-a-vis the U.S. dollar, ranging from a 0.4% drop for the British pound to the 16.3% loss of the Swedish krone. Of the countries in
12

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
which we invest, only the Malayan ringitt managed a 0.7% gain versus the U.S. dollar. As we had been totally unhedged during this period, our local gains were ravaged. Despite this, the local climate for investing and general economic outlook was fairly strong. Our commitment totaled 75 companies from 16 countries representing 62.5% of the portfolio, in line with 62.8% at fiscal year-end.
   In Europe, economic enthusiasm was the key element to a sustained rally in stock prices. Germany, fueled by its slow but steady recovery, was aided in part by the weak U.S. dollar/German mark exchange rate and the ensuing demand for German products abroad. Government talk of structural reforms in taxation and the onset of new capital investment after many years of neglect, helped rally German equities to new highs and set the tone for much of the European markets. The MSCI Europe Index+ climbed 10.7% for the six-month period under review. Our largest European exposure was Germany at 9.1% of net assets. Our German portfolio returned 7.0% for the six-month period, led by the shares of SAP AG, the process control software giant, which rose 45.5% on strong continued growth. Indicative of the mood to restructure occurring in German business and most of continental Europe, was the merger of Rheinelektra AG, a fund holding, into shares of Lahmeyer AG. Both companies were majority owned subsidiaries of mega holding company RWE AG (also a Fund holding). They were consistently profitable but were experiencing difficulties achieving growth in a highly competitive environment, given their large corporate overheads. As both were involved in electrical power distribution and engineering, the synergies and operating benefits of consolidation were obvious. RWE in facilitating the link creates a more competitive subsidiary, in turn making better use of its own capital, and unlocking hidden value among its vast holdings. The dawning of a new period focused on competitiveness and enhancing shareholders value has just begun in Europe. After a strong run-up in price, from depressed pre-merger levels, we opted to sell our shares of Lahmeyer for a modest gain, as a prolonged period of restructuring still lay ahead.
   Disappointing results were registered from France (7.0% of net assets), which returned -3.4%. Despite solid performance from shares of grocery retailer Promodes (sold during the period) +17.9, and new holdings: Technip S.A, +10%, a firm involved in global engineering projects; and pharmaceutical firm Synthelabo, +8.7%, weakness in shares of Television Francais, (sold during period) -23.3%, Sagem, -19.1%, Castorama DuBois, -13.9% and SEB Group, -11.7% reflected an underlying softness in the domestic French economy, which these companies depended on for most of their profits. A weak French franc, -12.5% versus the dollar, exacerbated the poor performance.
   Also hurt by severe currency moves, was our performance in Sweden (period-end weighting of 2.3%), which returned -8.2%. The move in the local currency, the krone, versus the U.S. dollar was -16.3%. Surprise poor profit announcements from two Swedish bellweathers, ABB Ag, the engineering giant and Astra AB, the worldwide pharmaceutical company, accentuated the negative. Both had poor returns, ABB, -2.8% (position was sold) and Astra, -14.6%. With these disappointments notwithstanding, there were some bright spots in Europe. Shares of Belgian chemical and pharmaceutical firm UCB, SA, rose 22.6%; Dutch systems integrator Getronics rose 20.6%. In the U.K., shares of Lloyds TSB Group rose 44.3%, SmithKline Beacham rose 30.1%, and insurer Legal and General rose 24.5%. From Spain, shares of Repsol rose 17.7% and Empresa Nacional de Electricdad rose 15.2%.
   In contrast, Asian markets suffered at the hands of continued domestic weakness in Japan, local interest rate and property price concerns, as well as regional banking crises in Southeast Asia, all of which reverberated
+ UNMANAGED INDEX OF SELECTED SECURITIES.
                                                                              13

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
throughout Hong Kong, Singapore and Malaysia. The surging U.S. dollar also impacted Asian companies as much of its trade is U.S. dollar-denominated. The MSCI Far East Index+ fell 12.0%. Despite these negatives, our shares in Japan performed admirably, returning 0.7%. Convenience chain retailer Seven-Eleven Japan, Ltd., the Fund's largest holding, rose 10.8% on strong-same store sales gains, and electronic game manufacturer Nintendo, Ltd. rose 12% on continuing worldwide acceptance of its new platform, the N64. Particularly weak were shares of our Malaysian holdings, which declined 16.4%. Interest-sensitive issues, reacting to the Bank Negara's (the Malayan Central Bank) raising of short-term rates, were re-rated swiftly lower. Shares of AMMB Holdings fell 19.4%; Commerce Asset Holding fell 24.6%; DCB Holdings fell 7.9% and Malayan Banking fell 6.0%. Automobile maker Proton, despite robust car sales, fell 11.7% on the weakness of the Japanese yen versus the Malayan ringitt. Much of its components originate from Japan.
   Finally, Canadian diversified manufacturer Bombardier, Class B shares, rose 24.3% on its continued success in its three main product categories: regional jets; mass transit; and motorized consumer vehicles, such as snowmobiles and water jetboats. It successfully launched its new commuter plane during the quarter, the "Global Express" and garnered several large mass transit orders, upping its order backlog to new highs.
CONCLUSION
  The unwavering of the U.S. economic juggernaut and the continued improvement in the world's other major economies should, we believe, make for a fertile global investment climate for at least the immediate future. Companies' focus on enhancement of competitiveness and profitability through restructurings, mergers and new product innovations should help sustain strong growth. Our continued focus for the Fund will be to position it to outperform in any economic environment, and be proactive with respect to macro-economic, political and social changes. We will maintain our emphasis on buying companies with the strongest top and bottom line profit growth, strong financial balance sheets and high returns on shareholders equity. Continued holdings in these undervalued well-managed companies, we believe, will help to benefit the Fund handsomely and generate strong long-term capital appreciation.
  We appreciate your support and look forward to providing you with continued updates on the progress of Evergreen Global Leaders Fund.
+ UNMANAGED INDEX OF SELECTED SECURITIES.
14

                         EVERGREEN GLOBAL LEADERS FUND
                            STATEMENT OF INVESTMENTS
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

 SHARES                                             VALUE
LONG-TERM INVESTMENTS (95.8%)
COMMON STOCKS -- 95.8%
            AUSTRALIA -- 0.5%
  139,924   Incitec, Ltd........................ $    676,541
            BELGIUM -- 2.9%
    7,000*  Barco NV............................    1,192,447
    2,880   Colruyt SA..........................    1,192,280
      600   UCB SA..............................    1,646,434
                                                    4,031,161
            CANADA -- 4.7%
  140,000   Bombardier, Inc.....................    2,836,077
   75,000*  Canadian Natural Resources, Ltd.....    1,787,760
   80,000   DuPont Canada, Inc..................    2,004,295
                                                    6,628,132
            FRANCE -- 7.0%
    3,800   Carrefour SA........................    2,372,518
    7,000   Castorama Dubois Investisse.........    1,035,038
    6,500   Hermes Internatonal.................    1,748,479
   16,500   LAPEYRE SA..........................      995,117
      641   Sagem Co. SA........................      326,074
    7,700   SEB SA..............................    1,357,543
   12,500   Societe Technip.....................    1,321,426
    6,000   Synthelabo..........................      714,469
                                                    9,870,664
            GERMANY -- 9.1%
    2,500   ALTANA AG...........................    1,934,404
    1,450   Hugo Boss AG........................    1,724,795
  106,300   RWE AG..............................    4,419,448
   17,200   SAP AG..............................    3,131,516
    3,500   Suedzucker AG.......................    1,664,309
                                                   12,874,472
            HONG KONG -- 3.3%
  117,000   Cheung Kong Holdings, Ltd...........    1,027,045
  600,000   Giordano International, Ltd.........      325,308
   52,400   Henderson China Holdings, Ltd.......       90,304
  115,000   Henderson Land Development Co.,
            Ltd.................................      968,663
   60,000   Hong Kong Telecommunications, Ltd.
            ADS.................................    1,027,500
  700,000   National Mutual Asia Ltd............      722,907
   78,000   Wing Lung Bank......................      426,928
                                                    4,588,655
 SHARES                                             VALUE

            ITALY -- 4.1%
   60,000   Benetton Group SpA ADS.............. $  1,552,500
   25,000   Fila Holding SpA ADS................    1,081,250
   73,200   Industrie Natuzzi SpA ADS...........    1,628,700
   25,000   Luxottica Group SpA ADS.............    1,509,375
                                                    5,771,825
            JAPAN -- 6.7%
  150,000   Mitsui Soko Co......................      722,023
   48,000   Nintendo Co., Ltd...................    3,509,198
   69,000   Nippon Chemical.....................      385,945
   75,400   Seven-Eleven Japan Co., Ltd.........    4,781,739
                                                    9,398,905
            MALAYSIA -- 3.3%
   76,000   AMMB Holdings Berhad................      505,496
  100,000   Commerce Asset Holding Berhad.......      597,419
  155,000   DCB Holdings Berhad.................      503,126
  100,000   Malayan Banking Berhad..............      995,699
   40,000   Malaysian Oxygen Berhad.............      197,547
   61,000   Nestle Berhad.......................      476,183
  100,000   Perusahaan Otomobil Nasional
            Berhad..............................      597,419
  112,000   United Engineers Ltd. Berhad........      794,010
                                                    4,666,899
            NETHERLANDS -- 3.5%
   14,000   Elsevier NV.........................      224,195
   28,300   Elsevier NV ADS.....................      919,750
   24,200   Getronics NV........................      732,844
    7,000   Nutricia Verenigde Bedrijven NV.....    1,062,054
   45,000   VNU.................................      930,812
    8,500   Wolters Kluwer NV...................    1,007,365
                                                    4,877,020
            NEW ZEALAND -- 1.0%
   40,200   Telecom Corp. of New Zealand Ltd.
            ADS.................................    1,447,200
            NORWAY -- 0.9%
   15,000   Orkla ASA...........................    1,257,513
            SINGAPORE -- 0.6%
   50,000   Singapore Press Holdings, Ltd.......      925,734

                                                                              15

                         EVERGREEN GLOBAL LEADERS FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

 SHARES                                             VALUE
COMMON STOCKS -- 95.8% -- CONTINUED
            SPAIN -- 4.7%
   30,000   Centros Comerciales Pryca, SA....... $    521,186
   36,000   Empresa Nacional de Electricdad
            ADS.................................    2,515,500
   55,000   Prosegur, CIA de Seguridad SA.......      596,252
   70,000   Repsol SA, ADS......................    2,931,250
                                                    6,564,188
            SWEDEN -- 2.3%
    2,600   Astra AB............................      106,390
   55,500   Astra AB ADS........................    2,275,500
    6,200   Hennes & Mauritz AB Cl. B...........      897,039
                                                    3,278,929
            UNITED KINGDOM -- 7.9%
   34,560   Argos Plc...........................      361,284
   30,000   Burmah Castrol Plc..................      491,086
   20,000   Carlton Communications Plc ADS......      837,500
   55,400   Granada Group Plc...................      800,023
   57,750   Legal & General Group Plc...........      387,028
   95,000   Lloyds TSB Group Plc................      866,856
   65,000   Morgan Crucible Company Plc.........      457,212
   40,000   Next Plc............................      422,366
   80,000   Reckitt & Colman Plc................    1,089,141
   95,100   Rentokil Group Plc..................      622,697
   12,500   Reuters Holdings Plc ADS............      770,312
   16,100   SmithKline Beecham Plc ADS..........    1,298,062
   40,000   Smiths Industries Plc...............      488,817
   85,000   TI Group Plc........................      728,768
   32,700   United News & Media Plc ADS.........      399,608
   12,500   Vodafone Group Plc ADS..............      553,125
   26,000   Williams Holdings Plc...............      139,271
   50,300   Wolseley Plc........................      402,726
                                                   11,115,882
            UNITED STATES -- 33.3%
   19,000   AlliedSignal Inc....................    1,372,750
   14,100*  Amgen, Inc..........................      830,138
   33,000   AT & T Corp.........................    1,105,500
   10,500   Avon Products, Inc..................      647,063
   26,000   Callaway Golf Co....................      776,750
 SHARES                                             VALUE

            UNITED STATES -- 33.3% -- CONTINUED

   30,000   Carnival, Corp...................... $  1,106,250
   27,000*  Cisco Systems, Inc..................    1,397,250
   20,000   Coca Cola Co. (The).................    1,272,500
   31,750   Computer Associates International,
            Inc.................................    1,651,000
   43,250*  CUC International, Inc..............      913,656
   20,000   Deere & Co..........................      920,000
   13,900   Disney Walt Co. (The)...............    1,139,800
   15,000   Dover Corp..........................      795,000
   30,000   Dresser Inds Inc....................      896,250
    5,000*  E M C Corp. Mass....................      181,875
   38,000   Federal National Mortgage
            Association.........................    1,562,750
   15,000   Gannett Inc.........................    1,308,750
   25,000   Gap, Inc............................      796,875
   29,500   General Electric Co.................    3,270,812
   16,500   Goodyear Tire & Rubber Co. (The)....      868,312
   30,000   Home Depot, Inc. (The)..............    1,740,000
   15,600   Intel Corp..........................    2,388,750
   26,500   Marriott International, Inc.........    1,464,125
    5,700   Marsh & McLennan Co., Inc...........      686,850
   35,000   Mattel, Inc.........................      975,625
   35,000   MBNA Corp...........................    1,155,000
   12,500   McGraw-Hill Cos., Inc...............      635,938
   21,500   Merck & Co., Inc....................    1,945,750
   12,500   Merrill Lynch & Co., Inc............    1,190,625
   18,500*  Microsoft Corp......................    2,247,750
   22,000   Norwest Corp........................    1,097,250
   35,000*  Oracle Systems Corp.................    1,391,250
   28,000*  Parametric Technology Corp..........    1,267,000
   17,000   Schering-Plough Corp................    1,360,000
   15,000   Schwab (Charles) & Co., Inc.........      549,375
    5,000   Student Loan Marketing Association..      591,250
   30,000   SunAmerica, Inc.....................    1,380,000
   70,000   Wal-Mart Stores, Inc................    1,977,500
                                                   46,857,319
              TOTAL COMMON STOCKS (COST
                 $127,625,609)..................  134,831,039

16

                         EVERGREEN GLOBAL LEADERS FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT                                             VALUE
SHORT-TERM INVESTMENTS -- 3.2%
 $300,000   Federal Farm Credit Bank
            5.36%, 5/23/97...................... $    299,017
  450,000   Federal Home Loan Mortgage Corp.
            5.41%, 5/6/97.......................      449,662
  100,000   Federal National Mortgage
            Association
            5.41%, 5/2/97.......................       99,985
  300,000   Federal National Mortgage
            Association
            5.41%, 5/9/97.......................      299,639
3,000,000   Federal National Mortgage
            Association
            5.35%, 5/20/97......................    2,991,529
  350,000   Federal National Mortgage
            Association
            5.35%, 5/28/97......................      348,596
              TOTAL SHORT-TERM INVESTMENTS (COST
                 $4,488,428)....................    4,488,428

              TOTAL INVESTMENTS --
                 (COST $132,114,037).....  99.0%  139,319,467
              OTHER ASSETS AND
                 LIABILITIES -- NET......   1.0%    1,396,240
              NET ASSETS --.............. 100.0% $140,715,707

* Non-income producing securities
ADS -- American Depositary Shares
See accompanying combined notes to financial statements.
                                                                              17

                     EVERGREEN EMERGING MARKETS GROWTH FUND
                            INDUSTRY DIVERSIFICATION
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

                                                                                                                     PERCENTAGE OF
                                                                                                                     PERCENTAGE OF
                                                                                                                      NET ASSETS
Automotive Equipment & Manufacturing...............................................................................        0.4%
Banks..............................................................................................................        3.2
Building, Construction & Furnishings...............................................................................        3.0
Chemical & Agricultural Products...................................................................................        2.7
Consumer Products & Services.......................................................................................        8.4
Diversified Companies..............................................................................................        4.2
Energy.............................................................................................................        7.1
Finance & Insurance................................................................................................        6.2
Food & Beverage Products...........................................................................................        4.1
Healthcare Products & Services.....................................................................................        9.7
Industrial Specialty Products & Services...........................................................................        5.6
Information Systems & Technology...................................................................................       10.2
Leisure & Tourism..................................................................................................        1.8
Publishing, Broadcasting & Entertainment...........................................................................        7.0
Real Estate........................................................................................................        1.5
Retailing & Wholesale..............................................................................................       11.7
Telecommunication Equipment & Services.............................................................................        2.1
Textile & Apparel..................................................................................................        4.3
Utilities..........................................................................................................        2.6
      Total Long-Term Investments..................................................................................       95.8
Short-Term Investments.............................................................................................        3.2
Other Assets and Liabilities -- net................................................................................        1.0
      Net Assets...................................................................................................      100.0%

                         EVERGREEN GLOBAL LEADERS FUND
                      STATEMENT OF ASSETS AND LIABILITIES
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (identified cost $132,114,037)...........................................................  $139,319,467
   Foreign currencies at value (identified cost $46,698).........................................................        46,518
   Cash..........................................................................................................        71,780
   Receivable for investments sold...............................................................................     1,922,429
   Receivable for Fund shares sold...............................................................................     1,260,866
   Dividends and interest receivable.............................................................................       392,717
   Unamortized organization expense..............................................................................        27,741
   Prepaid expenses and other assets.............................................................................        47,846
         Total assets............................................................................................   143,089,364
LIABILITIES:
   Payable for investments purchased.............................................................................     1,999,266
   Payable for Fund shares repurchased...........................................................................       100,056
   Accrued advisory fee..........................................................................................        94,397
   Distribution fee payable......................................................................................        77,792
   Accrued expenses..............................................................................................       102,146
         Total liabilities.......................................................................................     2,373,657
NET ASSETS.......................................................................................................  $140,715,707
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $132,578,745
   Accumulated net investment loss...............................................................................      (148,148)
   Accumulated net realized gain on investments and foreign currency related transactions........................     1,080,260
   Net unrealized appreciation on investments and foreign currency related transactions..........................     7,204,850
         Net assets..............................................................................................  $140,715,707
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($26,473,494/2,113,710 shares of beneficial interest outstanding)..............................  $      12.52
   Sales charge -- 4.75% of offering price.......................................................................          0.62
      Maximum offering price.....................................................................................  $      13.14
   Class B Shares ($85,093,962/6,843,415 shares of beneficial interest outstanding)..............................  $      12.43
   Class C Shares ($1,580,031/127,182 shares of beneficial interest outstanding).................................  $      12.42
   Class Y Shares ($27,568,220/2,197,831 shares of beneficial interest outstanding)..............................  $      12.54

See accompanying combined notes to financial statements

                         EVERGREEN GLOBAL LEADERS FUND
                            STATEMENT OF OPERATIONS
(Art Icon Here)
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $93,292).........................................               $  838,761
   Interest........................................................................................                  143,917
      Total investment income......................................................................                  982,678
EXPENSES:
   Advisory fee....................................................................................  $  500,177
   Distribution fees...............................................................................     260,166
   Transfer agent fee..............................................................................     201,641
   Custodian fee...................................................................................      90,430
   Registration and filing fees....................................................................      76,665
   Administration personnel and service fees.......................................................      21,033
   Professional fees...............................................................................      13,793
   Trustees' fees and expenses.....................................................................       5,100
   Insurance expense...............................................................................       4,225
   Amortization of organizational expense..........................................................       3,913
   Miscellaneous...................................................................................       1,488
   Fee waivers and/or reimbursement from Investment Manager........................................     (48,886)
      Total expenses...............................................................................   1,129,745
   Less: Indirectly paid expenses..................................................................      (1,218)
      Net expenses.................................................................................                1,128,527
Net investment loss................................................................................                 (145,849)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
   Net realized gain on investments................................................................                1,041,464
   Net realized gain on foreign currency related transactions......................................                   60,123
   Net realized gain on investments and foreign currency related transactions......................                1,101,587
   Net change in unrealized appreciation (depreciation) on investments and foreign currency related
     transactions..................................................................................                3,676,426
Net realized and unrealized gain on investments and foreign currency related transactions..........                4,778,013
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $4,632,164

See accompanying combined notes to financial statements.

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 SIX MONTHS
                                                                                                   ENDED            YEAR ENDED
                                                                                               APRIL 30, 1997    OCTOBER 31, 1996
                                                                                                (UNAUDITED)
OPERATIONS:
   Net investment income (loss).............................................................    $   (145,849)      $      2,343
   Net realized gain on investments and
      foreign currency related transactions.................................................       1,101,587             77,271
   Net change in unrealized appreciation on investments and
      foreign currency related transactions.................................................       3,676,426          3,528,424
      Net increase in net assets resulting from operations..................................       4,632,164          3,608,038
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income...............................................................               0             (2,343)
   In excess of net investment income.......................................................               0            (17,247)
   From capital gains.......................................................................         (83,650)                 0
      Total distributions to shareholders...................................................         (83,650)           (19,590)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................      66,688,481         72,602,018
   Proceeds from reinvestment of distributions..............................................          72,508             14,211
   Payment for shares redeemed..............................................................      (4,676,980)        (2,122,493)
      Net increase resulting from Fund share transactions...................................      62,084,009         70,493,736
      Net increase in net assets............................................................      66,632,523         74,082,184
NET ASSETS:
   Beginning of period......................................................................      74,083,184              1,000
   End of period (including undistributed net investment loss of ($148,148) and
     distributions in excess of net investment income of ($2,299), respectively)............    $140,715,707       $ 74,083,184

See accompanying combined notes to the financial statements.

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                                                                                    CLASS B
                                                                                          CLASS A SHARES            SHARES
                                                                                    SIX MONTHS       JUNE 3,      SIX MONTHS
                                                                                       ENDED          1996*          ENDED
                                                                                     APRIL 30,       THROUGH       APRIL 30,
                                                                                       1997        OCTOBER 31,       1997
                                                                                    (UNAUDITED)       1996        (UNAUDITED)
PER SHARE DATA:++
Net asset value, beginning of period.............................................      $11.91         $11.29         $11.87
Income from investment operations:
  Net investment income (loss)...................................................         .01             --           (.04)
  Net realized and unrealized gain on investments and foreign currency related
    transactions.................................................................         .61            .62            .61
    Total from investment operations.............................................         .62            .62            .57
Less distributions to shareholders from:
  Net investment income..........................................................          --             --             --
  Net realized gain on investments and foreign currency related transactions.....        (.01)            --           (.01)
    Total distributions..........................................................        (.01)           .00           (.01)
Net asset value, end of period...................................................      $12.52         $11.91         $12.43
TOTAL RETURN+....................................................................        5.2%           5.5%           4.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                              $26,473        $12,975        $85,094
Ratios to average net assets:+++
  Expenses.......................................................................       1.76%**        1.75%**        2.50%**
  Net investment income..........................................................       0.12%**        0.10%**       (0.63%)**
Portfolio turnover rate..........................................................          8%            20%#            8%
Average commission rate paid per share...........................................      $.0572         $.0659         $.0572

                                                                                 CLASS B SHARES
                                                                                     JUNE 3,
                                                                                      1996*
                                                                                     THROUGH
                                                                                   OCTOBER 31,
                                                                                      1996
PER SHARE DATA:++
Net asset value, beginning of period.............................................     $11.29
Income from investment operations:
  Net investment income (loss)...................................................       (.02)
  Net realized and unrealized gain on investments and foreign currency related
    transactions.................................................................        .60
    Total from investment operations.............................................        .58
Less distributions to shareholders from:
  Net investment income..........................................................         --
  Net realized gain on investments and foreign currency related transactions.....         --
    Total distributions..........................................................        .00
Net asset value, end of period...................................................     $11.87
TOTAL RETURN+....................................................................       5.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                             $41,948
Ratios to average net assets:+++
  Expenses.......................................................................      2.50%**
  Net investment income..........................................................     (0.68%)**
Portfolio turnover rate..........................................................        20%#
Average commission rate paid per share...........................................     $.0659

*   Commencement of class operations.

** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily. comparable to that of the Class Y shares and are not necessarily indicative of future ratios.

#   Calculated for the twelve months ended October 31, 1996.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Calculated based on average shares outstanding during the period.

+++ Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets would have been the following:

                                                                                                                    CLASS B
                                                                                          CLASS A SHARES            SHARES
                                                                                    SIX MONTHS       JUNE 3,      SIX MONTHS
                                                                                       ENDED          1996*          ENDED
                                                                                     APRIL 30,       THROUGH       APRIL 30,
                                                                                       1997        OCTOBER 31,       1997
                                                                                    (UNAUDITED)       1996        (UNAUDITED)
Expenses.........................................................................      1.85%           2.16%          2.60%
Net investment income (loss).....................................................      0.02%          (0.31%)        (0.72%)

                                                                                 CLASS B SHARES
                                                                                     JUNE 3,
                                                                                      1996*
                                                                                     THROUGH
                                                                                   OCTOBER 31,
                                                                                      1996
Expenses.........................................................................      2.93%
Net investment income (loss).....................................................     (1.11%)

See accompanying combined notes to financial statements.

                         EVERGREEN GLOBAL LEADERS FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                                                                                    CLASS Y
                                                                                          CLASS C SHARES            SHARES
                                                                                    SIX MONTHS       JUNE 3,      SIX MONTHS
                                                                                       ENDED          1996*          ENDED
                                                                                     APRIL 30,       THROUGH       APRIL 30,
                                                                                       1997        OCTOBER 31,       1997
                                                                                    (UNAUDITED)       1996        (UNAUDITED)
PER SHARE DATA:++
Net asset value, beginning of period.............................................      $11.86         $11.29         $11.91
Income from investment operations:
  Net investment income (loss)...................................................        (.04)          (.02)           .02
  Net realized and unrealized gain on investments and foreign currency related
    transactions.................................................................         .61            .59            .62
    Total from investment operations.............................................         .57            .57            .64
Less distributions to shareholders from:
  Net investment income..........................................................          --             --            .00
  Net realized gain on investments and foreign currency related transactions.....        (.01)            --           (.01)
    Total distributions..........................................................        (.01)           .00           (.01)
Net asset value, end of period...................................................      $12.42         $11.86         $12.54
TOTAL RETURN+....................................................................        4.8%           5.0%           5.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........................................      $1,580           $554        $27,568
Ratios to average net assets:+++
  Expenses.......................................................................       2.51%**        2.50%**        1.50%**
  Net investment income..........................................................      (0.63%)**      (0.67%)**       0.35%**
Portfolio turnover rate..........................................................          8%            20%#            8%
Average commission rate paid per share...........................................      $.0572         $.0659         $.0572

                                                                                 CLASS Y SHARES
                                                                                   YEAR ENDED
                                                                                   OCTOBER 31,
                                                                                      1996
PER SHARE DATA:++
Net asset value, beginning of period.............................................     $10.00
Income from investment operations:
  Net investment income (loss)...................................................        .07
  Net realized and unrealized gain on investments and foreign currency related
    transactions.................................................................       1.88
    Total from investment operations.............................................       1.95
Less distributions to shareholders from:
  Net investment income..........................................................       (.04)
  Net realized gain on investments and foreign currency related transactions.....         --
    Total distributions..........................................................       (.04)
Net asset value, end of period...................................................     $11.91
TOTAL RETURN+....................................................................      19.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........................................    $18,607
Ratios to average net assets:+++
  Expenses.......................................................................      1.47%
  Net investment income..........................................................      0.62%
Portfolio turnover rate..........................................................        20%#
Average commission rate paid per share...........................................     $.0659

*   Commencement of class operations.

** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily. comparable to that of the Class Y shares and are not necessarily indicative of future ratios.

#   Calculated for the twelve months ended October 31, 1996.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Calculated based on average shares outstanding during the period.

+++ Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets would have been the following:

                                                                                                                     CLASS Y
                                                                                         CLASS C SHARES              SHARES
                                                                                  SIX MONTHS                       SIX MONTHS
                                                                                     ENDED       JUNE 3, 1996*        ENDED
                                                                                   APRIL 30,        THROUGH         APRIL 30,
                                                                                     1997         OCTOBER 31,         1997
                                                                                  (UNAUDITED)         1996         (UNAUDITED)
Expenses.......................................................................       2.61%           2.93%           1.60%
Net investment income (loss)...................................................      (0.72%)         (1.10%)          0.25%

                                                                               CLASS Y SHARES
                                                                                 YEAR ENDED
                                                                                 OCTOBER 31,
                                                                                    1996
Expenses.......................................................................      2.51%
Net investment income (loss)...................................................     (0.42%)

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
SAMUEL A. LIEBER

   This Semiannual Report for Evergreen Global Real Estate
Equity Fund covers the six-month period ended April 30. The
Fund began the period under review with a net asset value
(NAV) per share (Class Y, no-load shares) of $12.31, declined to a low of $11.22 on April 22, and ended the period at
$11.37. We believe that the April 22 low was the turning point for the Fund in this period of underperformance which began
last year on June 28, when the Fund's NAV per share was
$13.51. This period of underperformance marks only the second time since the Fund's inception in 1989, that it has
underperformed the GPR Global Real Estate Index* for a period
longer than                                                     (Photo Here)
three months. Significantly, subsequent to April 30, the Fund returned to its levels of last October. With this report, we will discuss the reasons for the Fund's underperformance, why we believe the performance has recovered and where we believe the Fund will find opportunities over the near and long-term periods.

PERIOD IN REVIEW
   Evergreen Global Real Estate Equity Fund benefited from the excellent performance of a number of property shares in Europe, but was adversely impacted by poor performing markets in Asia. The Fund's performance suffered further as a result of the U.S. dollar's appreciation against the average of all continental European currencies, and the Japanese yen, of approximately 14% and 11%, respectively. During this period, the dollar rose against virtually every currency, and much of this appreciation took place in the first five weeks of 1997.
   During the six months under review, the weakest property market was Thailand, where the local Thai Property Developer Index** declined by 43%. Concerns over a residential housing glut were exacerbated by an overall slowdown in the economy, political instability and a decline in consumer and investor confidence. In aggregate, these concerns have led to a banking crisis. The Fund's two largest holdings in Thailand, Hemaraj Land & Development Public Co., Ltd. and Saha Pathana Inter-Holdings Co., declined by only 18.1% and 0.8%, respectively, as their focus is on industrial property, which has been the only healthy property sector. The Philippines was the other major negative for the Fund, as two of our larger holdings, Megaworld Properties and Holdings, Inc., and SM Development Corp. fell by 41% and 31%, respectively. Philippines securities have been affected by a scare that the Philippines may be the next Thailand. However, we believe the country's property market, banking system and overall economy are much stronger than Thailand's. Nonetheless, the Fund's position in the Philippines was reduced from 13.3% at the beginning of the period to 5.4% by April 30. Despite the slide in share prices, the Fund was still able to book gains as positions were reduced. Among stocks sold, Megaworld and Filinvest Land provided average gains of 60% and 50%, respectively. Another area of general weakness in the Fund's portfolio was Japan, where smaller capitalization stocks have underperformed those in the Nikkei 225 Index, which has only three real estate stocks.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
INTERNATIONAL INVESTING INVOLVES INCREASED RISKS AND VOLATILITY.
* A GLOBAL MARKET CAPITALIZATION-WEIGHTED PERFORMANCE INDEX (IN U.S. DOLLARS) OF LISTED PROPERTY/REAL ESTATE SECURITIES MEASURING TOTAL RETURN
** UNMANAGED INDEX OF SELECTED SECURITIES
AN INVESTMENT CAN NOT BE MADE IN AN INDEX

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)

   In Europe, the Fund enjoyed a number of superb gains, led by two of its holdings in Spain, Sotogrande and Immobilaria Urbis SA, which rose 76% and 74%, respectively. On average, the Fund's investments in France rose in line with the SBF Real Estate Index**. The stellar performer in France was Societe du Louvre which rose 55% in local currency. The Fund's principal holding in Germany, Kampa Haus, rose almost 23%, as interest rates have come down and the German economy is showing signs of improvement. Scandinavia was also a positive area for the Fund. Notably, Norway's Steen and Strom ASA rose by more than 38% and Denmark's Thorkild Kristensen rose 14.5%. The Fund also enjoyed a number of similar gains from its holdings in Great Britain, Argentina and Canada. Currency depreciation against the dollar, however, reduced much of the Fund's substantial gains in local currencies.

PORTFOLIO CHANGES
   In response to the weakening market sentiment, particularly in Southeast Asia, a number of changes were made to the Fund with the intent to decrease the potential volatility of the portfolio. The average market capitalization of the portfolio was increased to help reduce the Fund's exposure to more volatile "high beta"*** stocks. In particular, the Fund's weighting in stocks from North American countries was increased from 22.1% to 27% of net assets, which increased the Fund's dollar exposure. This was offset by a reduction in holdings in Asia from 34.9% to 21%. Most of this decrease came from an almost 10% reduction in the Fund's Southeast Asia holdings to nearly half of its 1996 fiscal year-end weighting. The other major change in country weightings was in Europe, where holdings were increased from 33.1% to 40.8% of the Fund's net assets. This included an increase in the exposure to Scandinavian countries from 6.8% to 9.5%, as the Fund initiated two positions in Sweden.

PROSPECTS FOR RECOVERY
   A basic premise from which we operate is that real estate demand springs from economic growth. The supply side of this equation is influenced by specific market factors, as well as financial liquidity levels. The U.S. and Great Britain were the first countries to bring liquidity back to the real estate markets following the "Gulf War" recession. Economic growth started to pick up at about the same time. The issue in the U.S., is how far along the curve of the real estate cycle is the property market at present. Clearly, the easy money has been made, as occupancies and rents are now high enough to make new development feasible in many markets. Given the broad availability of significant capital to supply new development, the critical variable will be the sustainability of economic growth and, hence, demand by potential occupiers. Thus, we are cautiously optimistic that attractive investments can still be found in the property share markets of both the U.S. and Great Britain through attention to share and market fundamentals.
   Europe has been something of an enigma, as the effort to achieve multi-national convergence to the standards of the European Monetary Union (EMU) has in fact prevented a number of countries from emerging from their prolonged recessions. Such enforced fiscal austerity has led to unemployment rates averaging 10.9% for prospective EMU countries and ranging from 12% to 15% in many neighboring countries. The outcome has been stalled economic recoveries and anemic gross domestic product (GDP) growth levels. As a result, Continental Europe is typically three to four years behind the U.S. in both its business and real estate cycles.

** UNMANAGED INDEX OF SELECTED SECURITIES
***BETA IS A MEASURE OF THE MARKET RISK OF A SECURITY, ILLUSTRATING THE VOLATILITY OF ITS NET ASSET PER SHARE (NAV) AS COMPARED WITH THE MARKET AS A WHOLE (AS MEASURED BY S&P 500 REINVESTED INDEX WHICH IS ASSIGNED A BETA OF ONE). A BETA OF LESS THAN ONE INDICATES THAT THE NAV WOULD FLUCTUATE LESS THAN THE MARKET AND GREATER THAN ONE INDICATES IT WOULD FLUCTUATE MORE THAN THE MARKET.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
Thus, while the U.S. and Great Britain have already enjoyed a rebound in rents and property values, the property markets in Continental Europe are still in the early stages of recovery. So called "vulture" investors from the U.S. and Great Britain have made some acquisitions, bringing new investment capital back to these property markets.
   Japan has been plagued by its government's inability and unwillingness to bail out its financial system as the U.S. did with the Resolution Trust Corporation in the early 1990's. As a result, the stabilization of Japan's property and financial markets has taken more than six years. Prime rents have been increasing as vacancy rates have declined in major cities and new capital has come into the market predominantly from other Asian investors seeking premiere buildings and prime development locations. Several periods of solid GDP growth have been posted over the past year, however, these have been primarily the result of strong export growth and not domestic consumption. We believe that domestic consumption will probably pick up within the next twelve months and will lead to a more balanced recovery in the property sector.
   The stock markets of Southeast Asia have followed different economic cycles based on inter-ASEAN+ trade and the influence of economic patterns from the major industrialized nations as well as their own domestic economies. The strongest economic theme during the period under review has been the imminent takeover of Hong Kong by mainland China on June 30. This has led to significant cross-border inflows of funds into Hong Kong's stock and real estate markets. Indeed, this proved very volatile for Hong Kong's residential market which itself is a strong proxy for the stock market with regard to appreciation potential and overall liquidity levels. We believe Hong Kong's stock market has shown signs of speculative volatility and suspect that it has experienced a mini bubble of "irrational exuberance" which will need time to gradually deflate. Thailand, on the other hand, has seen its robust economy, which produced 10% annual GDP growth for much of the last two decades, finally come back to earth as stretched financial markets reacted to an economy that perhaps grew too rapidly and with too little control. This will probably take a couple of years to set right, during which time those companies with strong balance sheets should have opportunities to reap potentially huge rewards. It is worth noting that a number of regional investors from Singapore, Malaysia and Hong Kong have begun to search for bargains in Thailand's property markets. The Philippines appears to have followed a similar pattern, but we believe that this country, which suffered a decade of stagnation before seeing its economy take off in 1994, is merely catching its breath as capital markets and economic demand get realigned. Excesses should be absorbed by the country's expanding middle class, within a reasonable period. Singapore has also slowed down and this is being reflected in the flattening out of real estate prices across all sectors. Malaysia, on the other hand, perhaps saw liquidity grow too quickly and we believe that secondary locations and specific markets are being overbuilt and may offer better opportunities next year. Australia and New Zealand have experienced fairly anemic economic growth, however Sidney is enjoying its own mini cycle as it prepares for the 2000 Olympics. Latin America, in general, has recovered from the peso crisis of late 1994/early 1995 and we are beginning to see new opportunities as domestic demand has gradually re-emerged, as have foreign investors. While Canada is often seen as tailing the U.S., this time it took several years to occur. After the rebound in share prices last fall, new companies have been coming public and, thus, creating more potential investment opportunities.

+ ASSOCIATION OF SOUTHEAST ASIAN NATIONS

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)

FUTURE OPPORTUNITIES
   In conclusion, we believe that the growth prospects and the opportunity to invest at reasonable values is much greater abroad than in the U.S. Financial markets abroad have stabilized and appear poised to grow with the prospect of their economies' expanding. This bodes well for revived demand for property which in turn should hasten the return of investment capital to the property markets. We believe that the expansion of public equity markets' role in providing such investment capital will rapidly expand the range of investment opportunities for stock investors. Just as a ten-fold growth in the stock market capitalization of publicly traded property shares occurred here from 1993 to the present, we expect new investment to fuel share price performance.
   Over the past three years, property stocks abroad (measured using the GPR International Index - excluding the U.S.) produced a total return of 13.7% for the entire 36 months. By comparison, the Wilshire Real Estate Securities Index++ measuring U.S. stocks rose by 51.1% for the same period. We believe that this relative underperformance has set levels from which foreign property shares in general appear historically cheaper in relative terms. This reflects our thesis that many business cycles abroad are only in the early stages of economic recovery. This is why we are optimistic about the Fund's opportunities for profitable investment in foreign property shares. The six-month total returns ended April 30, 1997, for the Fund's Class Y, no-load shares and Class A shares at net asset value were -7.4%+++ and -7.5%+++, respectively.
   We appreciate your support during this recent difficult period and look forward to updating Evergreen Global Real Estate Equity Fund's progress in its Annual Report.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
++ UNMANAGED INDEX OF SELECTED SECURITIES
+++ PERFORMANCE FIGURES INCLUDE REINVESTMENT OF DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. -11.9% WAS THE 6-MONTH TOTAL RETURN ENDED 4/30/97 FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT-END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE AND ABSORBED A PORTION OF THE FUND'S OTHER EXPENSES. HAD THE FEE NOT BEEN WAIVED OR EXPENSES ABSORBED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER AND EXPENSE ABSORPTION MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER AND EXPENSE ABSORPTION, PLEASE SEE THE PROSPECTUS.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                            STATEMENT OF INVESTMENTS
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

 SHARES                                               VALUE
LONG-TERM INVESTMENTS -- (98.0%)
COMMON STOCKS -- 98.0%
            ARGENTINA -- 5.6%
  281,313   Inversiones y Representaciones SA..... $   990,321
   30,868   Inversiones y Representaciones
            SA, GDR...............................   1,080,380
                                                     2,070,701
            BELGIUM -- 0.9%
    7,342   Bernheim-Comofi.......................     347,076
            CANADA -- 1.9%
  100,000*  Gentra, Inc...........................     221,188
   70,000   Monarch Development Corp..............     484,789
                                                       705,977
            DENMARK -- 4.5%
   12,600*  Nordicom AS...........................     182,575
   20,525   Thorkild Kristensen...................   1,479,263
                                                     1,661,838
            FRANCE -- 12.4%
    6,576   Simco Registered Shares...............     571,238
   20,000   Societe des Immeubles.................   1,261,030
   51,078   Societe du Louvre.....................   1,916,573
    8,450   Unibail...............................     817,999
                                                     4,566,840
            GERMANY -- 3.6%
   35,897   Kampa Haus AG.........................   1,336,965
            JAPAN -- 10.2%
      220   Chubu Sekiwa Real Estate, Ltd.........       1,889
   52,000   Daibiru Corp..........................     573,522
  190,000   Diamond City Co., Ltd.................   1,047,781
  133,100   Kansai Sekiwa Real Estate Co.,
            Ltd...................................     968,877
   47,000   Tachihi Enterprise Co., Ltd...........   1,140,426
                                                     3,732,495
            MALAYSIA -- 0.9%
  108,300   IOI Properties Berhad.................     258,802
   39,200*  IOI Properties Berhad
            Warrants @ 2.75 MR expiring 5/18/98...      60,108
                                                       318,910
            MEXICO -- 3.6%
  930,000*  Grupo Posadas, SA de CV, Class A
             Shares...............................     428,339
1,930,000*  Grupo Posadas, SA de CV, Class L
             Shares...............................     888,920
                                                     1,317,259

 SHARES                                               VALUE

            NETHERLANDS -- 4.1%
  110,500   German City Estates NV................ $ 1,508,649
            NORWAY -- 2.4%
   65,000   Steen & Strom ASA.....................     885,385
            PHILIPPINES -- 5.4%
2,000,000*  Guoco Holdings........................     291,998
2,576,250*  Megaworld Properties and
             Holdings, Inc.........................     576,408
3,461,000*  Robinson's Land Corp. Class B..........     498,741
7,125,000*  SM Development Corp....................     621,445
                                                      1,988,592
            SINGAPORE -- 0.3%
  114,200   Hotel Grand Central, Ltd...............      94,674
            SPAIN -- 5.3%
   40,000   Inmobilaria Urbis SA...................     251,701
  239,993   Sotogrande SA..........................     709,121
   40,000   Vallehermoso SA........................     984,918
                                                      1,945,740
            SWEDEN -- 2.6%
   99,800*  Anders Dioes AB........................     502,518
   62,000*  NK Cityfastigheter AB..................     434,688
                                                        937,206
            THAILAND -- 4.2%
  123,700   Hemaraj Land & Development
            Public Co., Lt.........................     406,059
   22,900   MK Real Estate Development
            Corp., Ltd.............................      25,203
  400,000   Saha Pathana Inter-Holdings Co.........     964,686
  206,200   Sammakorn Public Co., Ltd..............     153,925
                                                      1,549,873
            UNITED KINGDOM -- 5.0%
  500,000   Greycoat Plc..........................    1,243,922
1,000,000   Hemingway Properties Plc..............      607,780
                                                      1,851,702

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

 SHARES                                               VALUE
COMMON STOCKS -- 98.0% -- CONTINUED
            UNITED STATES -- 25.1%
   36,900*  Alexander's, Inc...................... $ 2,453,850
   20,000   CarrAmerica Realty Corp...............     557,500
   97,600   Continental Homes Holding Corp........   1,549,400
   10,000   Crescent Real Estate Equities, Inc....     262,500
   89,516   Horizon Group, Inc ...................   1,152,518
   28,100*  Pacific Greystone Corp................     414,475
   15,000   Prentiss Properties Trust.............     354,375
  258,100*  Presley Companies (The), Class A......     290,363
   20,000   Santa Anita Realty Enterprises, Inc...     587,500
    8,000   Starwood Lodging Trust................     308,000
  120,000*  US Home Corp.,
            Warrants @ $20 expiring 6/22/98.......     750,000
  130,700*  Washington Homes, Inc.................     522,800
                                                     9,203,281
              TOTAL COMMON STOCKS
                 (COST $40,633,628)...............  36,023,163

            TOTAL INVESTMENTS --
              (COST $40,633,628)..........   98.0% $36,023,163
            OTHER ASSETS AND
              LIABILITIES -- NET..........    2.0%     720,797
            NET ASSETS --.................  100.0% $36,743,960

* Non-income producing securities

GDR -- Global Depositary Receipts

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (identified cost $40,633,628).............................................................  $36,023,163
   Foreign currencies at value (identified cost $60,565)..........................................................       58,016
   Cash...........................................................................................................        1,632
   Receivable for investments sold................................................................................    1,423,820
   Dividends and interest receivable..............................................................................      122,517
   Receivable for Fund shares sold................................................................................       31,703
   Prepaid expenses and other assets..............................................................................       45,191
         Total assets.............................................................................................   37,706,042
LIABILITIES:
   Payable for investments purchased..............................................................................      849,315
   Accrued advisory fee...........................................................................................       27,840
   Payable for Fund shares repurchased............................................................................       21,478
   Distribution fee payable.......................................................................................          336
   Payable for line of credit.....................................................................................          311
   Accrued expenses...............................................................................................       62,802
         Total liabilities........................................................................................      962,082
NET ASSETS........................................................................................................  $36,743,960
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $46,848,544
   Accumulated net investment loss................................................................................     (155,960)
   Accumulated net realized loss on investments and foreign currency related transactions.........................   (5,328,568)
   Net unrealized depreciation on investments and foreign currency related transactions...........................   (4,620,056)
         Net assets...............................................................................................  $36,743,960
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($850,874/74,895 shares of beneficial interest outstanding).....................................      $ 11.36
   Sales charge -- 4.75% of offering price........................................................................         0.57
         Maximum offering price...................................................................................      $ 11.93
   Class B Shares ($180,529/16,139 shares of beneficial interest outstanding).....................................      $ 11.19
   Class C Shares ($89,109/7,968 shares of beneficial interest outstanding).......................................      $ 11.18
   Class Y Shares ($35,623,448/3,131,956 shares of beneficial interest outstanding)...............................      $ 11.37

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                            STATEMENT OF OPERATIONS
(Art Icon Here)
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $22,054).........................................               $   289,388
   Interest........................................................................................                     6,955
         Total investment income...................................................................                   296,343
EXPENSES:
   Advisory fee....................................................................................  $  220,299
   Custodian fee...................................................................................      92,439
   Transfer agent fee..............................................................................      44,822
   Registration and filing fees....................................................................      33,765
   Professional fees...............................................................................      13,165
   Reports and notices to shareholders.............................................................       8,600
   Trustees' fees and expenses.....................................................................       5,031
   Insurance.......................................................................................       4,245
   Distribution fees...............................................................................       2,306
   Miscellaneous...................................................................................       1,946
   Fee waivers and/or reimbursement from Investment Manager........................................     (22,030)
      Total operating expenses.....................................................................     404,588
   Interest........................................................................................       4,331
   Less: Indirectly paid expenses..................................................................        (407)
         Net expenses..............................................................................                   408,512
Net investment loss................................................................................                  (112,169)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
   Net realized gain on investments................................................................                 1,618,430
   Net realized gain on foreign currency related transactions......................................                       908
   Net realized gain on investments and foreign currency related transactions......................                 1,619,338
   Net change in unrealized appreciation (depreciation) on investments and foreign currency related
     transactions..................................................................................                (4,354,145)
Net realized and unrealized loss on investments and foreign currency related transactions..........                (2,734,807)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $(2,846,976)

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  SIX MONTHS           YEAR
                                                                                                    ENDED             ENDED
                                                                                                APRIL 30, 1997   OCTOBER 31, 1996
                                                                                                 (UNAUDITED)
OPERATIONS:
   Net investment income (loss)...............................................................   $    (112,169)    $     66,648
   Net realized gain on investments and foreign currency related transactions.................       1,619,338          495,328
   Net change in unrealized appreciation (depreciation) on investments and foreign currency
     related transactions.....................................................................      (4,354,145)       3,504,138
      Net increase (decrease) in net assets resulting from operations.........................      (2,846,976)       4,066,114
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class Y Shares.............................................................................         (76,344)               0
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold..................................................................       1,241,105       16,042,743
   Proceeds from reinvestment of distributions................................................          43,582                0
   Payment for shares redeemed................................................................      (9,982,783)     (33,339,082)
      Net decrease resulting from Fund share transactions.....................................      (8,698,096)     (17,296,339)
      Net decrease in net assets..............................................................     (11,621,416)     (13,230,225)
NET ASSETS:
   Beginning of period........................................................................      48,365,376       61,595,601
   End of period (including accumulated net investment loss and undistributed net investment
     income of ($155,960) and $32,553, respectively)..........................................   $  36,743,960     $ 48,365,376

See accompanying combined notes to the financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)

                             FINANCIAL HIGHLIGHTS

                                                             CLASS A SHARES                          CLASS B SHARES
                                          SIX MONTHS                             FEBRUARY 10,   SIX MONTHS
                                             ENDED                   ONE MONTH       1995*         ENDED
                                           APRIL 30,   YEAR ENDED      ENDED        THROUGH      APRIL 30,   YEAR ENDED
                                             1997      OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,     1997      OCTOBER 31,
                                          (UNAUDITED)     1996         1995#         1995       (UNAUDITED)     1996
PER SHARE DATA+++:
Net asset value, beginning of period.....    $12.28       $11.58       $12.12        $11.46        $12.14       $11.53
Income from investment operations:
  Net investment income (loss)...........      (.06)         .06         (.01)          .07          (.10)        (.13)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    related transactions.................      (.86)         .64         (.53)          .59          (.85)         .74
    Total from investment operations.....      (.92)         .70         (.54)          .66          (.95)         .61
Net asset value, end of period...........    $11.36       $12.28       $11.58        $12.12        $11.19       $12.14
TOTAL RETURN+............................      (7.5%)        6.0%        (4.5%)         5.8%         (7.8%)        5.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $851         $721          $74           $66          $180         $134
Ratios to average net assets:
  Expenses**.............................      2.11%++      1.79%        1.73%++       1.61%++       2.86%++      2.56%
  Interest expense.......................      0.02%++      0.03%        0.03%++       0.01%++       0.02%++      0.03%
  Net investment income (loss)**.........      0.74%++      0.40%       (1.26%)++       0.98%++      1.48%++     (1.03%)
Portfolio turnover rate..................        17%          25%           1%           28%##         17%          25%
Average commission rate paid per share...    $.0039       $.0037          N/A           N/A        $.0039       $.0037

                                                 CLASS B SHARES
                                                         FEBRUARY 8,
                                            ONE MONTH       1995*
                                              ENDED        THROUGH
                                           OCTOBER 31,  SEPTEMBER 30,
                                              1995#         1995
PER SHARE DATA+++:
Net asset value, beginning of period.....      $12.08        $11.44
Income from investment operations:
  Net investment income (loss)...........        (.02)          .08
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    related transactions.................        (.53)          .56
    Total from investment operations.....        (.55)          .64
Net asset value, end of period...........      $11.53        $12.08
TOTAL RETURN+............................        (4.6%)         5.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $100          $128
Ratios to average net assets:
  Expenses**.............................        2.44%++        2.42%++
  Interest expense.......................        0.03%++        0.03%++
  Net investment income (loss)**.........       (1.98%)++        1.38%++
Portfolio turnover rate..................           1%           28%##
Average commission rate paid per share...         N/A           N/A

*   Commencement of class operations.

#   The Fund changed its year end from September 30 to October 31.

##  Portfolio turnover is calculated for the year ended September 30, 1995.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Annualized.

+++ Per share data is calculated based on average shares outstanding during the period.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                             CLASS A SHARES                          CLASS B SHARES
                                          SIX MONTHS                             FEBRUARY 10,   SIX MONTHS
                                             ENDED                   ONE MONTH       1995*         ENDED
                                           APRIL 30,   YEAR ENDED      ENDED        THROUGH      APRIL 30,   YEAR ENDED
                                             1997      OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,     1997      OCTOBER 31,
                                          (UNAUDITED)     1996         1995#         1995       (UNAUDITED)     1996
Expenses.................................     2.22%        2.97%       46.90%        21.59%         2.97%       14.45%
Net investment loss......................    (0.84%)      (0.78%)     (46.44%)      (19.00%)       (1.58%)     (12.92%)

                                               CLASS B SHARES
                                                         FEBRUARY 8,
                                            ONE MONTH       1995*
                                              ENDED        THROUGH
                                           OCTOBER 31,  SEPTEMBER 30,
                                              1995#         1995
Expenses.................................     31.39%        82.74%
Net investment loss......................    (30.94%)      (79.94%)

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                                                               CLASS C SHARES
                                                                                  SIX MONTHS
                                                                                     ENDED                       ONE MONTH
                                                                                   APRIL 30,     YEAR ENDED        ENDED
                                                                                     1997        OCTOBER 31,    OCTOBER 31,
                                                                                  (UNAUDITED)       1996           1995#
PER SHARE DATA+++:
Net asset value, beginning of period...........................................      $12.14         $11.53         $12.08
Income from investment operations:
  Net investment income (loss).................................................        (.10)          (.13)          (.02)
  Net realized and unrealized gain (loss) on investments and foreign currency
    related transactions.......................................................        (.86)           .74           (.53)
    Total from investment operations...........................................        (.96)           .61           (.55)
Less distributions to shareholders from:
  Net investment income........................................................          --             --             --
  Net realized gain on investments and foreign currency related transactions...          --             --             --
    Total distributions........................................................          --             --             --
Net asset value, end of period.................................................      $11.18         $12.14         $11.53
TOTAL RETURN+..................................................................       (7.8%)          5.3%          (4.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                $89             $8             $4
Ratios to average net assets:
  Expenses**...................................................................       2.90%++        2.54%          2.37%++
  Interest expense.............................................................       0.02%++        0.03%          0.02%++
  Net investment income (loss)**...............................................      (1.43%)++      (1.06%)        (1.94%)++
Portfolio turnover rate........................................................         17%            25%             1%
Average commission rate paid per share.........................................      $.0039         $.0037            N/A


                                                                                CLASS C SHARES
                                                                                  FEBRUARY 9,
                                                                                     1995*
                                                                                    THROUGH
                                                                                 SEPTEMBER 30,
                                                                                     1995
PER SHARE DATA+++:
Net asset value, beginning of period...........................................      $11.43
Income from investment operations:
  Net investment income (loss).................................................         .06
  Net realized and unrealized gain (loss) on investments and foreign currency
    related transactions.......................................................         .59
    Total from investment operations...........................................         .65
Less distributions to shareholders from:
  Net investment income........................................................          --
  Net realized gain on investments and foreign currency related transactions...          --
    Total distributions........................................................          --
Net asset value, end of period.................................................      $12.08
TOTAL RETURN+..................................................................        5.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $7
Ratios to average net assets:
  Expenses**...................................................................       1.54%++
  Interest expense.............................................................       0.01%++
  Net investment income (loss)**...............................................        .86%++
Portfolio turnover rate........................................................         28%++++
Average commission rate paid per share.........................................         N/A

*    Commencement of class operations.

#    The Fund changed its fiscal year end from September 30 to October 31.

##   The Fund changed its fiscal year end from December 31 to September 30.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++   Annualized.

+++ Per share data is calculated based on average shares outstanding during the period.

++++ Portfolio turnover is calculated for the year ended September 30, 1995.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                                                               CLASS C SHARES
                                                                                  SIX MONTHS
                                                                                     ENDED                       ONE MONTH
                                                                                   APRIL 30,     YEAR ENDED        ENDED
                                                                                     1997        OCTOBER 31,    OCTOBER 31,
                                                                                  (UNAUDITED)       1996           1995#
Expenses.......................................................................       3.00%         118.64%        570.26%
Net investment loss............................................................      (1.53%)       (117.16%)      (569.83%)

                                                                                CLASS C SHARES
                                                                                  FEBRUARY 9,
                                                                                     1995*
                                                                                    THROUGH
                                                                                 SEPTEMBER 30,
                                                                                     1995
Expenses.......................................................................      269.60%
Net investment loss............................................................     (266.32%)

See accompanying combined notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                                                        CLASS Y SHARES
                                                            SIX MONTHS
                                                               ENDED                     ONE MONTH                     NINE MONTHS
                                                             APRIL 30,    YEAR ENDED       ENDED       YEAR ENDED         ENDED
                                                              1997+++     OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   SEPTEMBER 30,
                                                            (UNAUDITED)     1996+++        1995#          1995           1994##
PER SHARE DATA:
Net asset value, beginning of period......................     $12.31        $11.59        $12.13         $13.81           $14.75
Income from investment operations:
  Net investment income (loss)............................       (.04)          .01          (.01)           .11              .07
  Net realized and unrealized gain (loss) on investments
    and foreign currency related transactions.............       (.88)          .71          (.53)         (1.17)           (1.01)
    Total from investment operations......................       (.92)          .72          (.54)         (1.06)            (.94)
Less distributions to shareholders from:
  Net investment income...................................       (.02)           --            --           (.10)              --
  Net realized gain on investments and foreign currency
    related transactions..................................         --            --            --           (.52)              --
    Total distributions...................................       (.02)           --            --           (.62)              --
Net asset value, end of period............................     $11.37        $12.31        $11.59         $12.13           $13.81
TOTAL RETURN+.............................................      (7.4%)         6.2%         (4.5%)         (7.7%)           (6.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $35,623       $47,502       $61,418        $67,645         $132,294
Ratios to average net assets:
  Expenses................................................      1.84%++**     1.62%**       1.62%++        1.54%            1.46%++
  Interest expense........................................      0.02%++       0.03%         0.03%++        0.05%            0.08%++
  Net investment income (loss)............................      (.50%)++**      .11%**     (1.14%)++        .92%             .56%++
Portfolio turnover rate...................................        17%           25%            1%            28%              63%
Average commission rate paid per share....................     $.0039        $.0037           N/A            N/A              N/A

                                                           CLASS Y SHARES
                                                             YEAR ENDED
                                                            DECEMBER 31,
                                                                1993
PER SHARE DATA:
Net asset value, beginning of period......................       $9.86
Income from investment operations:
  Net investment income (loss)............................          --
  Net realized and unrealized gain (loss) on investments
    and foreign currency related transactions.............        5.07
    Total from investment operations......................        5.07
Less distributions to shareholders from:
  Net investment income...................................          --
  Net realized gain on investments and foreign currency
    related transactions..................................        (.18)
    Total distributions...................................        (.18)
Net asset value, end of period............................      $14.75
TOTAL RETURN+.............................................       51.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $146,173
Ratios to average net assets:
  Expenses................................................       1.56%**
  Interest expense........................................          --
  Net investment income (loss)............................        .03%**
Portfolio turnover rate...................................         88%
Average commission rate paid per share....................         N/A

*   Commencement of class operations.

#   The Fund changed its fiscal year end from September 30 to October 31.

##  The Fund changed its fiscal year end from December 31 to September 30.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Annualized.

+++ Per share data is calculated based on average shares outstanding during the period.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                                                        CLASS Y SHARES
                                                            SIX MONTHS
                                                               ENDED                     ONE MONTH                     NINE MONTHS
                                                             APRIL 30,    YEAR ENDED       ENDED       YEAR ENDED         ENDED
                                                               1997       OCTOBER 31,   OCTOBER 31,   SEPTEMBER 30,   SEPTEMBER 30,
                                                            (UNAUDITED)      1996          1995#          1995           1994##
Expenses..................................................      1.95%         1.67%            --             --              --
Net investment loss.......................................      (.60%)         .06%            --             --              --

                                                           CLASS Y SHARES
                                                             YEAR ENDED
                                                            DECEMBER 31,
                                                                1993
Expenses..................................................       1.64%
Net investment loss.......................................       (.05%)

See accompanying combined notes to financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
RICHARD WAGONER

   We are pleased to present the Semiannual Report for Evergreen International Equity Fund for the period ended April 30, 1997. Evergreen International Equity Fund completed the first half of its fiscal year with a net asset value per share (Class Y, no-load shares) of $11.06. The Fund's 7.4%* total return (Class Y shares) for the six months ended April 30, outperformed the average total return for the 397 International Funds tracked by Lipper Analytical Services, Inc.,** of 6.2% The Fund also outperformed the 1.6% total return for the MSCI EAFE Index***. The six-month total return ended April 30, for the Fund's Class A shares at net asset value was 7.2%*.

   The past six months saw mixed performance for non-U.S.
stock markets. Most European markets advanced in local-currency terms despite heightened speculation that European monetary union might be postponed. However, due to the strong U.S. currency, these gains were somewhat tempered in dollar terms. Asian markets, in general, rose while Latin American markets had mixed performance. Japan's equity market struggled during the first quarter of 1997, hurt by ongoing concerns over the banking sector and over the potential impact that higher taxes might have on Japan's economic recovery (effective in April, consumption taxes were raised to 5% from 3%). Among emerging markets, the most noteworthy performance by region belonged to Latin America, led by Brazil, whose market rose steadily in both local-currency and dollar terms.

   During the first three months of 1997, several noteworthy adjustments were made to the portfolio's country weightings. The Fund's European exposure was raised through the addition of attractively-valued stocks in Germany, France, Switzerland, the Netherlands and the United Kingdom. We grow increasingly positive on the prospects for selected German companies, in particular, and, as a result, the Fund's allocation to German stocks has grown steadily over the past several quarters. While the trend is by no means universal, German companies collectively are paying increasing heed to building shareholder value, a U.S.-inspired development

FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS

INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.

* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2.1% WAS THE 6-MONTH TOTAL RETURN ENDED 4/30/97, FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES, WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES, WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. THE FUND'S CLASS Y SHARES ARE NOT SUBJECT TO SALES CHARGES AND ARE AVAILABLE TO CERTAIN INSTITUTIONAL INVESTORS AND INVESTMENT ADVISORY CLIENTS OF EVERGREEN ASSET AND ITS AFFILIATES.

PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.

** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED, FIGURE WOULD BE LOWER.

*** MSCI EAFE INDEX IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX REPRESENTING 1,112 SECURITIES FROM 20 DEVELOPED COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST AS MONITORED BY MORGAN STANLEY CAPITAL INTERNATIONAL. ALL COUNTRY RETURNS INCLUDING THAT OF THE U.S., DIFFER FROM INDEX RETURNS BECAUSE THEY REPRESENT TOTAL STOCK MARKET RETURNS AS CALCULATED BY MORGAN STANLEY CAPITAL INTERNATIONAL. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.

                      EVERGREEN INTERNATIONAL EQUITY FUND
(Art Icon Here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)

that clearly augurs well for the German equity market over the longer term. The Fund's current holdings include companies whose prospects we view particularly favorably, and we continue to find attractive opportunities, especially in the industrial and engineering sector.

   Another notable adjustment made to the portfolio was the reduction of its exposure to Japan. This was achieved largely by profit-taking on stocks that had met our target prices. Most of these were export-oriented, blue-chip issues, which have been well-represented in the portfolio in recent months and have performed strongly, belying the weakness shown by the broad-market averages. The Fund's remaining stocks represent companies with what we believe to be strong earnings-growth prospects and share-price-appreciation potential.

   Our management team emphasizes a disciplined bottom-up stock-picking approach which focuses on strong company fundamentals. We believe investment success results from identifying long-term secular changes and unrecognized growth opportunities that, based on fundamental intrinsic value, can be bought at attractive prices.

   Thank you for your investment in Evergreen International Equity Fund.

                      EVERGREEN INTERNATIONAL EQUITY FUND
                            STATEMENT OF INVESTMENTS

(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

  SHARES                                            VALUE
LONG-TERM INVESTMENTS -- (92.5%)
COMMON STOCKS -- 90.7%
              ARGENTINA -- 3.4%
     75,200   Telefonica de Argentina, ADR,
              Cl. B............................. $  2,500,400
    138,400   YPF SA, ADR.......................    3,823,300
      4,000   YPF SA, Cl. D.....................      111,211
                                                    6,434,911
              AUSTRALIA -- 5.2%
    330,600   Boral Ltd.........................      974,552
     89,038   David Jones Limited...............      116,653
    173,100   National Australia Bank Ltd.......    2,369,106
    124,500   News Corp., Ltd...................      573,809
    733,700   Orogen Minerals...................    1,691,349
  1,126,200   Qantas Airways....................    2,340,578
    627,600   Woolworths Limited................    1,850,057
                                                    9,916,104
              AUSTRIA -- 1.4%
     23,600   Boehler-Uddeholm AG...............    1,702,803
     10,100   Vae Eisenbahnsysteme AG...........      977,460
                                                    2,680,263
              BRAZIL -- 3.4%
     65,600   Panamerican Beverages, Inc.,
              ADR...............................    1,902,400
     39,700*  Telecomunicacoes Brasileiras,
              ADR...............................    4,555,575
                                                    6,457,975
              CHILE -- 1.0%
     58,400   Enersis SA, ADR...................    1,839,600
              DENMARK -- 1.0%
     63,900*  ISS Intl. Service System AS,
              Cl. B.............................    1,890,619
              FINLAND -- 1.7%
     46,900   Huhtamaki Group...................    2,033,680
      1,186   Rauma Oy..........................       24,402
     52,100   UPM-Kymmene Corp..................    1,192,197
                                                    3,250,279

  SHARES                                            VALUE

              FRANCE -- 6.2%
      4,339*  Axime SA Ex Segin................. $    521,884
     33,850   BERTRAND FAURE....................    1,621,019
     96,900   Bouygues Offshore SA, ADR.........    1,211,250
     25,300   Eaux Cie Generale.................    3,524,184
     12,900   Marine-Wendel SA..................    1,337,188
     18,450   Rhone Poulenc SA..................      620,532
     23,900   Societe Generale..................    2,678,078
      4,760   Total SA, Cl. B...................      394,730
                                                   11,908,865
              GERMANY -- 3.9%
      4,500*  AVA Allg Handels der Verbraucher
              AG................................    1,216,076
      4,207   Bayer Motoren Werk AG.............    3,444,697
     33,800   Deutsche Bank AG..................    1,783,878
      3,030   GEA AG............................    1,032,278
                                                    7,476,929
              HONG KONG -- 2.2%
  1,572,000   First Pacific Ltd.................    1,877,105
    179,335   Hongkong Land Holdings Ltd.,
              ADR...............................      373,017
      9,800*  Hysan Development Co., Warrants
              @ 25 HKD, expiring 4/30/98........        3,384
    352,600*  Jardine Matheson Holdings Ltd.....    1,939,300
        900   Swire Pacific Ltd.................        6,942
                                                    4,199,748
              INDIA -- 2.2%
     38,025   Hindalco Industries Ltd., GDR.....    1,230,869
     91,200   State Bank of India, GDR..........    2,218,440
      1,500   Tata Engineering & Locomotive
              Co., Ltd., GDR....................       18,338
     66,717   Tata Engineering & Locomotive
              Ltd...............................      815,615
                                                    4,283,262
              INDONESIA -- 1.9%
    114,000   Bank International Indonesia......       82,099
     17,500   Indosat...........................       48,251
    105,300   Indosat, ADR......................    2,895,750
    264,500   Semen Gresek......................      644,923
                                                    3,671,023
              ITALY -- 0.0%(A)
     12,200   Grassetto SpA.....................          724
              JAPAN -- 19.0%
     69,000   Canon, Inc........................    1,636,192
        150*  DDI Corp..........................      996,179

                      EVERGREEN INTERNATIONAL EQUITY FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)

(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

  SHARES                                            VALUE
COMMON STOCKS -- 90.7% -- CONTINUED
               JAPAN -- 19.0% -- CONTINUED
     40,400   Fujitsu Denso..................... $  1,222,169
    185,000   Fujitsu Ltd.......................    1,923,819
     45,000   Hankyu Realty Co..................      313,743
     35,000   Inabata & Co......................      211,762
    200,000   Isuzu Motors Ltd..................      751,566
     80,000*  Japan Asia Investment Co., Ltd.         507,977
     70,000   Japan Radio Co....................      623,154
     53,000   Jusco Co..........................    1,628,393
    225,000   Kawasaki Heavy Industries.........      888,053
    189,000   Matsushita Electric Works Ltd.....    1,920,747
     45,500*  Meiwa Estate Co., Ltd.............      752,747
     48,000   Mitsubishi Estate Co., Ltd........      605,034
     80,000   Mitsubishi Heavy Industries Ltd...      528,144
     43,000   Mitsui Fudosan Co.................      491,196
     55,000   Mycal Corp........................      675,937
    192,000   NEC Corp..........................    2,344,507
     40,100   Orix Corp.........................    2,024,981
     41,000   Pioneer Electronic Co.............      733,210
     15,000   Rohm Co...........................    1,162,800
     75,000   Sankyo Co.........................    2,008,902
     90,000   Sharp Corp........................    1,169,890
      9,500   Shohkoh Fund......................    2,230,275
     30,000   Sony Corp.........................    2,183,795
     70,000   Sumitomo Electric Industries......      948,517
     30,000   Sumitomo Realty & Development
              Co., Ltd..........................      212,944
     21,000   Takeda Chemical Industries Ltd....      484,736
     12,000   TDK Corp..........................      865,010
    250,000   Toray Industries, Inc.............    1,555,914
     67,000   Toshiba Corp......................      375,814
     95,000   Yamanouchi Pharmaceutical.........    2,028,203
     25,000   Yokogawa Electric Corp............      175,090
                                                   36,181,400
              KOREA -- 3.0%
    196,100   Hanil Bank........................    1,077,231
     18,800   Korea Electric Power..............      560,628
    161,100   Korea Electric Power Corp., ADR...    2,738,700
     62,700   LG Construction Co................      927,847
     56,700   Ssangyong Investments &
              Securities Co.....................      362,321
                                                    5,666,727
  SHARES                                            VALUE

              NETHERLANDS -- 3.8%
     20,600   ASM Lithography Holding NV, ADR... $  1,637,700
      5,600*  ASM Lithography Holding NV........      418,211
     23,375   ING Groep NV......................      917,819
     81,950   Philips Electronics NV............    4,277,737
                                                    7,251,467
              NEW ZEALAND -- 3.8%
  2,757,400   Brierley Investment Ltd...........    2,427,659
    345,350   Carter Holt Harvey Ltd............      766,114
    743,800   Fletcher Challenge, Building
              Shares............................    2,088,312
  1,270,400   Fletcher Challenge, Forest
              Shares............................    1,752,580
     55,950   Fletcher Challenge, Paper Shares..      124,118
                                                    7,158,783
              NORWAY -- 1.8%
    171,750   Den Norske Bank AS................      619,836
      7,000   Orkla ASA.........................      586,839
     90,000   Smedvig AS........................    2,116,918
      2,300   Smedvig AS, ADR...................       53,763
                                                    3,377,356
              PAKISTAN -- 0.1%
     25,000*  Dhan Fibres Ltd...................        3,669
     76,000*  Hub Power Co., Ltd................       71,179
      7,000*  Nishat Textile Mills..............        4,049
        288*  Packages Ltd......................          365
      1,230*  Pakistan State Oil Co., Ltd.......        9,271
     44,500*  Pakistan Telecom Corp.............       27,453
     33,925*  Sui Southern Gas Co., Ltd.........       23,208
                                                      139,194
              PHILIPPINES -- 1.3%
     54,900*  Millicom International Cellular
              SA, GDR...........................    2,497,950
              POLAND -- 0.2%
      1,000   Bank Przemyslowo-Handlowy SA......       51,217
      1,200   Bank Rozwoju Eksportu SA..........       28,644
        900   Bank Slaski SA....................       76,399
      1,300*  Debica SA, Series A...............       32,469
      6,400   Elektrim..........................       57,465
      2,000   Rolimpex SA, Series A.............       11,698
      6,500   Wielkopolski Bank Kredytowy SA....       37,401
        300   Zaklady Piwowarskiew Zywcu SA.....       19,633
                                                      314,926

                      EVERGREEN INTERNATIONAL EQUITY FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

  SHARES                                            VALUE
COMMON STOCKS -- 90.7% -- CONTINUED
              PORTUGAL -- 1.6%
    139,800   Cimpor Cimentos de Portugal SA.... $  3,007,489
              SINGAPORE -- 2.8%
    525,600   DBS Land Ltd......................    1,699,349
     88,000   Development Bank of Singapore.....    1,045,665
    320,000   Keppel Bank.......................      835,648
    383,000*  Keppel Corp., Ltd.................    1,666,943
                                                    5,247,605
              SPAIN -- 2.5%
     95,000   Iberdrola SA......................    1,072,125
     89,100   Repsol SA, ADS....................    3,731,062
                                                    4,803,187
              SWEDEN -- 1.5%
     49,900   Electrolux AB, Series B...........    2,862,442
              SWITZERLAND -- 3.9%
      1,050   Julius Baer Holding AG............    1,314,192
      1,267   Novartis AG.......................    1,669,163
      1,280   Novartis AG, Registered Shares....    1,686,290
        114   Roche Holding AG..................      962,825
     11,404   Tag Heuer.........................    1,601,403
     12,600   Tag Heuer Intl SA, ADR............      176,400
                                                    7,410,273
              TAIWAN -- 1.6%
    141,688*  China Steel Corp., ADR............    3,032,481
              THAILAND -- 0.9%
      2,700   Bangkok Bank Public Co., Ltd......       17,778
     68,400   Jasmine International Public Co.,
              Ltd...............................        95,57
      2,000   Land & House Public Co., Ltd......        6,125
     59,900   Land & House Public Co., Ltd.
              Foreign Shares....................      170,832
      1,420*  One Holding Public Co., Ltd.,
              Warrants @ 44 THB, expire
              10/14/01..........................           92
     17,700   PTT Exploration & Production
              Public Co., Ltd...................      226,310
     30,900   Siam Cement Public Co., Ltd.
              Foreign Shares....................      828,022
    200,100   Thai Military Bank Public Co.,
              Ltd...............................      291,082
                                                    1,635,814
  SHARES                                            VALUE

              UNITED KINGDOM -- 9.4%
    823,400   Cookson Group Plc................. $  2,895,913
    230,660   Energy Group......................    1,831,822
    364,775   Hanson Plc........................    1,770,666
     32,700   HSBC Holdings Plc.................      858,044
    184,200   Medeva Plc........................      898,609
     69,500   National Power Plc................      599,254
    297,000*  Orange Plc........................    1,039,741
    692,600   Rolls- Royce Plc..................    2,727,744
    616,992   Thistle Hotels Plc................    1,659,978
    825,000   Vodafone Group Plc................    3,690,438
                                                   17,972,209
                TOTAL COMMON STOCKS
                   (COST $166,481,694)..........  172,569,605
PREFERRED STOCKS -- 0.5%
              AUSTRALIA -- 0.3%
    148,050   News Corp. Ltd....................      564,583
              GERMANY -- 0.2%
      1,000   GEA AG............................      352,234
                TOTAL PREFERRED STOCKS
                   (COST $1,030,155)............      916,817
PUT OPTIONS PURCHASED -- 0.0%
              JAPAN -- 0.0%
     61,557*  Nikkei 225 Index expires
              6/13/1997.........................       27,080
                TOTAL PUT OPTIONS PURCHASED
                   (COST $652,408)..............       27,080
CALL OPTIONS PURCHASED -- 0.0%
              SINGAPORE -- 0.0%
        387*  DBS 50 Index, expires 2/26/98             2,693
              THAILAND -- 0.0%
    549,019*  Set 50 Index expires 1/30/1998           34,596
    292,336*  Set 50 Index expires 2/20/1998           35,020
                                                       69,616
                TOTAL CALL OPTIONS PURCHASED
                   (COST $273,000)..............       72,309

                      EVERGREEN INTERNATIONAL EQUITY FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

 PRINCIPAL
  AMOUNT                                            VALUE
CORPORATE BONDS -- 1.3%
              KOREA -- 0.7%
$ 1,160,000   Samsung Electronics
              .25%, 12/31/2006.................. $  1,302,100
              THAILAND -- 0.6%
  1,237,000   Bangkok Bank Public Co., Ltd.
              3.25%, 3/3/2004...................    1,142,679
                TOTAL CORPORATE BONDS
                   (COST $2,492,059)............    2,444,779
                TOTAL LONG-TERM INVESTMENTS
                   (COST $170,929,316)..........  176,030,590

REPURCHASE AGREEMENT -- 6.0%
11,457,000    State Street Bank & Trust Co.,
                5.30%, dated 4/30/97, due
                5/1/97 -- collateralized by
                $11,655,000 U.S. Treasury
                Notes, 5.25%, due 7/31/98;
                maturity value -- $11,687,063,
                (COST $11,457,000).............    11,457,000
                TOTAL INVESTMENTS --
                   (COST $182,386,316)...  98.5%  187,487,590
                OTHER ASSETS AND
                  LIABILITIES -- NET.....   1.5%    2,847,118
                NET ASSETS --............ 100.0% $190,334,708

*Non-income producing securities
(a) Less than one tenth of one percent
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
GDS -- Global Depositary Shares

                      EVERGREEN INTERNATIONAL EQUITY FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

FORWARD CONTRACTS

                                                                                            UNREALIZED
       FOREIGN CURRENCY            CURRENCY AMOUNT       VALUE ON                          APPRECIATION
         BUY CONTRACTS                PURCHASED         TRADE DATE      CURRENT VALUE     (DEPRECIATION)
Deutsche Mark due 7/23/97              DM4,926,141      $ 2,944,275      $ 2,861,696       $    (82,579)
Japanese Yen due 10/24/97            2,477,045,000       21,994,405       20,036,728         (1,957,677)
Pound Sterling due 5/1/97              GBP 325,814          531,110          528,062             (3,048)
                                                                                             (2,043,304)

       FOREIGN CURRENCY            CURRENCY AMOUNT
        SELL CONTRACTS                   SOLD
Deutsche Mark due 7/23/97              DM4,926,141        3,060,000        2,861,696            198,304
Japanese Yen due 10/24/97            3,845,215,000       35,300,000       31,103,807          4,196,193
                                                                                              4,394,497
                                                                                           $  2,351,193

     See accompanying combined notes to the financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND
                            INDUSTRY DIVERSIFICATION
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

                                                                                             PERCENTAGE OF
                                                                                              NET ASSETS
Automotive Equipment & Manufacturing.......................................................         6.1%
Banks......................................................................................         8.7
Building, Construction & Furnishings.......................................................         4.9
Chemical & Agricultural Products...........................................................         1.1
Communication Systems & Services...........................................................         1.6
Consumer Products & Services...............................................................         1.4
Diversified Companies......................................................................         6.4
Electrical Equipment & Services............................................................         9.4
Electronics................................................................................         1.3
Energy.....................................................................................         5.4
Energy Equipment...........................................................................         1.1
Engineering................................................................................         0.5
Finance & Insurance........................................................................         5.3
Food & Beverage Products...................................................................         2.0
Food Retailing & Distribution..............................................................         0.4
Forest Products............................................................................         1.1
Healthcare Products & Services.............................................................         5.3
Holding Companies..........................................................................         2.5
Industrial Specialty Products & Services...................................................         1.2
Machinery -- Diversified...................................................................         0.3
Manufacturing & Distributing...............................................................         1.0
Metal Products & Services..................................................................         4.1
Leisure & Tourism..........................................................................         0.9
Office Equipment & Supplies................................................................         1.9
Publishing, Broadcasting & Entertainment...................................................         0.6
Real Estate................................................................................         2.5
Retailing & Wholesale......................................................................         1.6
Telecommunication Equipment & Services.....................................................         7.8
Transportation.............................................................................         1.2
Utilities..................................................................................         4.9
      Total Long-Term Investments..........................................................        92.5
Short-Term Investment......................................................................         6.0
Other Assets & Liabilities.................................................................         1.5
      Net Assets...........................................................................       100.0%

                      EVERGREEN INTERNATIONAL EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
(Art Icon Here)
                                 APRIL 30, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (identified cost $182,386,316)...........................................................  $187,487,590
   Foreign currencies at value (identified cost $1,222,252)......................................................     1,222,122
   Cash..........................................................................................................           685
   Unrealized appreciation on forward foreign currency exchange contracts........................................     4,394,497
   Receivable for investments sold...............................................................................     1,057,702
   Dividends and interest receivable.............................................................................       724,034
   Receivable for Fund shares sold...............................................................................       144,810
   Unamortized organization expense..............................................................................        20,980
   Prepaid expenses and other assets.............................................................................        29,914
         Total assets............................................................................................   195,082,334
LIABILITIES:
   Payable for investments purchased.............................................................................     2,284,376
   Unrealized depreciation on forward foreign currency exchange contracts........................................     2,043,304
   Advisory fee payable..........................................................................................        91,478
   Payable for Fund shares repurchased...........................................................................        79,921
   Accrued expenses..............................................................................................       248,547
         Total liabilities.......................................................................................  4,747,626...
NET ASSETS.......................................................................................................  $190,334,708
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $174,500,624
   Undistributed net investment income...........................................................................       382,893
   Accumulated net realized gain on investments and foreign currency related transactions........................     8,007,157
   Net unrealized appreciation on investments and foreign currency related transactions..........................     7,444,034
         Net assets..............................................................................................  $190,334,708
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($7,861,326 712,723 shares of beneficial interest outstanding).................................  $      11.03
   Sales charge -- 4.75% of offering price.......................................................................          0.55
         Maximum offering price..................................................................................  $      11.58
   Class B Shares ($18,064,855 1,642,521 shares of beneficial interest outstanding)..............................  $      11.00
   Class C Shares ($244,143 22,075 shares of beneficial interest outstanding)....................................  $      11.06
   Class Y Shares ($164,164,384 14,849,007 shares of beneficial interest outstanding)............................  $      11.06

See accompanying combined notes to financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND
                            STATEMENT OF OPERATIONS
(Art Icon Here)
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $211,989)........................................              $ 1,517,230
   Interest........................................................................................                  350,879
         Total investment income...................................................................                1,868,109
EXPENSES:
   Advisory fee....................................................................................  $ 640,428
   Custodian fee...................................................................................    212,400
   Distribution fees...............................................................................     90,571
   Transfer agent fee..............................................................................     83,734
   Registration and filing fees....................................................................     34,664
   Administration personnel and service fees.......................................................     34,010
   Reports and notices to shareholders.............................................................     25,696
   Professional fees...............................................................................     19,167
   Amortization of organization expense............................................................      7,220
   Insurance expense...............................................................................      5,799
   Trustees' fees and expenses.....................................................................      2,699
   Miscellaneous...................................................................................      1,798
   Fee waivers and/or reimbursement from Investment Manager........................................   (233,729)
         Total expenses............................................................................    924,457
   Less: Indirectly paid expenses..................................................................     (2,930)
         Net expenses..............................................................................                  921,527
Net investment income..............................................................................                  946,582
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
   Net realized gain on investments................................................................                9,071,145
   Net realized loss on foreign currency related transactions......................................                 (130,160)
   Net realized gain on investments and foreign currency related transactions......................                8,940,985
   Net change in unrealized appreciation (depreciation) on investments and foreign currency related
     transactions..................................................................................                1,496,298
Net realized and unrealized gain on investments and foreign currency related transactions..........               10,437,283
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................              $11,383,865

See accompanying combined notes to financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Art Icon Here)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                SIX MONTHS
                                                                                                  ENDED           YEAR ENDED
                                                                                              APRIL 30, 1997   OCTOBER 31, 1996
                                                                                               (UNAUDITED)
OPERATIONS:
   Net investment income....................................................................   $     946,582     $  2,119,654
   Net realized gain (loss) on investments and foreign currency related transactions........       8,940,985         (823,687)
   Net change in unrealized appreciation (depreciation) on investments and foreign currency
     related transactions...................................................................       1,496,298        5,669,016
      Net increase in net assets resulting from operations..................................      11,383,865        6,964,983
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares...........................................................................        (107,348)         (39,834)
   Class B Shares...........................................................................        (116,095)         (23,543)
   Class C Shares...........................................................................          (1,194)             (59)
   Class Y Shares...........................................................................      (2,176,422)        (645,172)
      Total distributions to shareholders from net investment income........................      (2,401,059)        (708,608)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................      54,387,900       63,370,539
   Proceeds from shares issued from acquisition of FFB Diversified International Growth
     Fund...................................................................................              --       29,658,717
   Proceeds from reinvestment of distributions..............................................       1,238,781          365,798
   Payment for shares redeemed..............................................................     (20,501,042)     (14,067,718)
      Net increase resulting from Fund share transactions...................................      35,125,639       79,327,336
      Net increase in net assets............................................................      44,108,445       85,583,711
NET ASSETS:
   Beginning of period......................................................................     146,226,263       60,642,552
   End of period (including undistributed net investment income of $382,893 and $1,837,370,
     respectively)..........................................................................   $ 190,334,708     $146,226,263

See accompanying combined notes to financial statements

                      EVERGREEN INTERNATIONAL EQUITY FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS
                                                             CLASS A SHARES                            CLASS B SHARES
                                         SIX MONTHS                                SEPTEMBER 2,   SIX MONTHS
                                            ENDED                    TEN MONTHS       1994*          ENDED         YEAR
                                          APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,       ENDED
                                           1997+++     OCTOBER 31,   OCTOBER 31,   DECEMBER 31,     1997+++     OCTOBER 31,
                                         (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
PER SHARE DATA:
Net asset value, beginning of period....    $10.43         $9.58         $9.50        $10.00          $10.37         $9.53
Income (loss) from investment
  operations:
  Net investment income.................       .05           .17           .09           .02             .01           .11
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.......       .70           .78            --          (.52)            .68           .76
      Total from investment
        operations......................       .75           .95           .09          (.50)            .69           .87
Less distributions to shareholders from
  Net investment income.................      (.15)         (.10)         (.01)         --              (.06)         (.03)
Net asset value, end of period..........    $11.03        $10.43         $9.58         $9.50          $11.00         $10.37
TOTAL RETURN+...........................      7.2%          9.9%          1.1%         (5.1%)            6.9%          9.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)............................    $7,861        $7,234        $3,594        $2,545         $18,065       $14,110
Ratios to average net assets:
  Expenses**............................     1.24%++        1.24%         1.19%++       1.26%++        1.99%++        2.00%
  Net investment income**...............     0.95%++        1.65%         1.38%++       0.91%++        0.23%++        1.05%
Portfolio turnover rate.................       52%          113%            4%            1%             52%          113%
Average commission rate paid per
  share.................................    $.0296        $.0068           N/A           N/A          $.0296        $.0068

                                               CLASS B SHARES
                                                        SEPTEMBER 2,
                                          TEN MONTHS       1994*
                                             ENDED        THROUGH
                                          OCTOBER 31,   DECEMBER 31,
                                             1995#          1994
PER SHARE DATA:
Net asset value, beginning of period....      $9.50        $10.00
Income (loss) from investment
  operations:
  Net investment income.................        .06            --
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions.......       (.03)         (.50)
      Total from investment
        operations......................        .03          (.50)
Less distributions to shareholders from
  Net investment income.................         --            --
Net asset value, end of period..........      $9.53         $9.50
TOTAL RETURN+...........................       0.5%         (5.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)............................     $7,728        $5,602
Ratios to average net assets:
  Expenses**............................       1.94%++       2.02%++
  Net investment income**...............       0.66%++       0.10%++
Portfolio turnover rate.................          4%            1%
Average commission rate paid per
  share.................................        N/A           N/A

/Table>


*   Commencement of class operations.

#   The Fund changed its year end from December 31 to October 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Annualized.

+++ Per share data is calculated based on average shares outstanding during the period.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                             CLASS A SHARES                            CLASS B SHARES
                                         SIX MONTHS                                SEPTEMBER 6,   SIX MONTHS
                                            ENDED                    TEN MONTHS       1994*          ENDED         YEAR
                                          APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,       ENDED
                                            1997       OCTOBER 31,   OCTOBER 31,   DECEMBER 31,      1997       OCTOBER 31,
                                         (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
Expenses...............................     1.58%         1.66%         1.84%          2.09%          2.34%        2.42%
Net investment income (loss)...........     0.61%         1.23%         0.73%          0.08%         (0.12%)       0.63%

                                              CLASS B SHARES
                                                       SEPTEMBER 2,
                                         TEN MONTHS       1994*
                                            ENDED        THROUGH
                                         OCTOBER 31,   DECEMBER 31,
                                            1995#          1994
Expenses...............................     2.59%          2.85%
Net investment income (loss)...........     0.01%         (0.73%)

See accompanying combined notes to financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND
(Art Icon Here)
                              FINANCIAL HIGHLIGHTS

                                                           CLASS C SHARES                            CLASS Y SHARES
                                       SIX MONTHS                                SEPTEMBER 2,   SIX MONTHS
                                          ENDED                    TEN MONTHS       1994*          ENDED         YEAR
                                        APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,       ENDED
                                         1997+++     OCTOBER 31,   OCTOBER 31,   DECEMBER 31,     1997+++     OCTOBER 31,
                                       (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
PER SHARE DATA:
Net asset value, beginning of
  period.............................     $10.41         $9.53          $9.49       $10.00          $10.46          $9.60
Income (loss) from investment
  operations:
  Net investment income..............        .01           .12            .08          .03             .07            .20
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions....        .70           .76           (.04)        (.54)            .70            .78
      Total from investment
        operations...................        .71           .88            .04         (.51)            .77            .98
Less distributions to shareholders
  from
  Net investment income..............       (.06)          (.0)(a)         --         --              (.17)          (.12)
Net asset value, end of period.......     $11.06        $10.41          $9.53        $9.49          $11.06          $10.46
TOTAL RETURN+........................       6.9%          9.3%           0.5%        (5.2%)            7.4%          10.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands).....................       $244          $188           $196         $163        $164,164        $124,695
Ratios to average net assets:
  Expenses**.........................      1.99%++        1.99%          1.94%++      2.01%++         0.99%++        0.99%
  Net investment income**............      0.23%++        1.16%          0.79%++      0.85%++         1.23%++        1.95%
Portfolio turnover rate..............        52%          113%             4%           1%             52%            113%
Average commission rate paid per
  share..............................     $.0296        $.0068            N/A          N/A          $.0296         $.0068

                                           CLASS Y SHARES
                                                    SEPTEMBER 2,
                                       TEN MONTHS       1994*
                                          ENDED        THROUGH
                                       OCTOBER 31,   DECEMBER 31,
                                          1995#          1994
PER SHARE DATA:
Net asset value, beginning of
  period.............................       $9.50        $10.00
Income (loss) from investment
  operations:
  Net investment income..............         .08           .02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency related transactions....         .03          (.51)
      Total from investment
        operations...................         .11          (.49)
Less distributions to shareholders
  from
  Net investment income..............        (.01)         (.01)
Net asset value, end of period.......       $9.60         $9.50
TOTAL RETURN+........................        1.3%         (5.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands).....................     $49,575       $23,830
Ratios to average net assets:
  Expenses**.........................        0.94%++       1.06%++
  Net investment income**............        1.58%++       1.03%++
Portfolio turnover rate..............          4%            1%
Average commission rate paid per
  share..............................         N/A           N/A



(a)  Less than one cent per share.

*   Commencement of class operations.

#   The Fund changed its year end from December 31 to October 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.

++  Annualized.

+++ Per share data is calculated based on average shares outstanding during the period.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                           CLASS C SHARES                            CLASS Y SHARES
                                       SIX MONTHS                                SEPTEMBER 2,   SIX MONTHS
                                          ENDED                    TEN MONTHS       1994*          ENDED         YEAR
                                        APRIL 30,    YEAR ENDED       ENDED        THROUGH       APRIL 30,       ENDED
                                          1997       OCTOBER 31,   OCTOBER 31,   DECEMBER 31,      1997       OCTOBER 31,
                                       (UNAUDITED)      1996          1995#          1994       (UNAUDITED)      1996
EXPENSES.............................     2.33%         2.43%         2.59%          2.84%         1.33%         1.41%
NET INVESTMENT INCOME (LOSS).........     (.12%)         .72%          .14%           .02%          .89%         1.53%

                                            CLASS Y SHARES
                                                     SEPTEMBER 2,
                                       TEN MONTHS       1994*
                                          ENDED        THROUGH
                                       OCTOBER 31,   DECEMBER 31,
                                          1995#          1994
EXPENSES.............................     1.59%          1.89%
NET INVESTMENT INCOME (LOSS).........      .93%           .20%

See accompanying notes to financial statements.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS

     The Evergreen International/Global Growth Funds (the "Funds") are separate series of open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Funds consist of Evergreen Emerging Markets Growth Fund ("Emerging Markets"), Evergreen Global Leaders Fund ("Global Leaders"), Evergreen Global Real Estate Equity Fund ("Global Real Estate"), and Evergreen International Equity Fund ("International"), collectively referred to as the "Funds".

     Emerging Market's investment objective is long-term appreciation through investment in equity securities of issuers located in emerging markets. Global Leaders' investment objective is to provide long-term capital growth by investing in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. Global Real Estate's investment objective is long-term capital growth through investment primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets. International's investment objective is long-term capital appreciation through investment in equity securities of non-U.S. issuers.

     Effective January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union National Bank of North Carolina ("First Union"). Effective at the close of business on January 19, 1996, International acquired substantially all of the net assets of FFB Diversified International Growth Fund, an open-end management investment company managed by a subsidiary of First Fidelity registered under the Act, valued at $29,658,717. The net assets were exchanged through a non-taxable transaction for 2,898,154 Class Y shares of International valued at $10.23 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,835,426. The aggregate net assets of International after the acquisition were $104,471,175.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities that are listed on a securities exchange are valued at the last quoted sales price taken from the exchange where the security is primarily traded. Securities listed on an exchange that are not traded on the valuation date are valued at the mean between the bid and asked price. Unlisted securities for which market quotations are readily available are valued at a price quoted by one or more brokers. Other securities for which no quotations are readily available are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Short-term obligations are stated at amortized cost which approximates market value.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.

     FOREIGN CURRENCY TRANSLATION -- The Funds' accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the prevailing exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses are reflected as a component of such gains and losses.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date in order to hedge its exposure to changes in foreign currency exchange rates. Forward currency contracts are revalued daily at the prevailing rates of contracts of the same maturity. Gains and losses on forward foreign currency exchange contracts are reported as realized or unrealized

                     COMBINED NOTES TO FINANCIAL STATEMENTS
losses on foreign currency related transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Funds' behalf by its custodian under a book-entry system. The Funds monitor the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Funds' investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are accrued daily.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and from net capital gains on investments for the Funds are declared and paid annually or more frequently as required. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from the amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Funds' policy not to distribute such gains. During the year ended October 31, 1996, Global Real Estate utilized $402,699 of its available capital loss carryforward to offset realized capital gains for Federal income tax purposes. As of October 31, 1996, Emerging Markets, Global Real Estate and International had capital loss carryforwards of $1,796,534, $6,947,906 and $895,418, respectively. Pursuant to the Code, these capital loss carryforwards will expire as follows:

                        2002          2003          2004
Emerging Markets       $69,824     $1,625,952     $100,758
Global Real Estate          --      6,947,906           --
International               --        255,531      639,887

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED ORGANIZATIONAL EXPENSES -- The costs incurred by Emerging Markets, Global Leaders and International with respect to their organization have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement of operations.

     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares or to a specific fund in a trust are charged to that class or trust. Expenses common to the Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

     REAL ESTATE INVESTMENT TRUSTS -- Global Real Estate owns shares of real estate investment trusts which report information on the source of their distributions annually. A portion of their distributions received during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY AGREEMENTS -- First Union is Emerging Markets' and International's investment adviser, and is entitled to a fee based on a percentage of each Fund's average daily net assets as shown in the table below. For Emerging Markets and International, First Union voluntarily waived $218,402 and $233,729 respectively, of its advisory fee for the six months ended April 30, 1997. First Union can modify or terminate these voluntary waivers at any time.

                                                            AVERAGE DAILY
                                 ADVISORY FEE                 NET ASSETS
EMERGING MARKETS
                                                       on the first $100
                                     1.50%             million
                                     1.45%             on the next $100 million
                                     1.40%             on the next $100 million
                                                       in excess of $300
                                     1.35%             million

                                                            AVERAGE DAILY
                                 ADVISORY FEE                 NET ASSETS
INTERNATIONAL
                                     0.82%             on the first $20 million
                                     0.79%             on the next $30 million
                                     0.76%             on the next $50 million
                                                       in excess of $100
                                     0.73%             million

     Under terms of a sub-advisory agreement with First Union, Marvin & Palmer Associates, Inc. ("Marvin & Palmer") is entitled to the following annual fee from First Union based on Emerging Markets' average daily net assets:

                                                            AVERAGE DAILY
                               SUB-ADVISORY FEE               NET ASSETS
                                                       on the first $100
                                     1.00%             million
                                     0.95%             on the next $100 million
                                     0.90%             on the next $100 million
                                                       in excess of $300
                                     0.85%             million

     Under terms of a sub-advisory agreement with First Union, Warburg, Pincus Counsellors, Inc. ("Warburg") is entitled to an annual fee from First Union of
 .55% of 1% of International's average daily net assets.

     Under the terms of Emerging Markets' and International's sub-advisory agreements, Marvin & Palmer and Warburg are responsible for the investment decisions for their respective funds.

     Pursuant to an agreement with Global Leaders' and Global Real Estate's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee of .95 of 1% and 1% of Global Leaders' and Global Real Estate's average daily net assets, respectively.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Evergreen Asset has voluntarily agreed to reimburse Global Leaders to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average daily net assets for the foreseeable future. For the six months ended April 30, 1997, Evergreen Asset waived $31,437 of its advisory fee. In addition, for Global Real Estate, Evergreen Asset voluntarily waived $22,030 of its advisory fee. Evergreen Asset may revise or cease these voluntary expense waivers and expense reimbursements at any time.

     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Global Leaders and Global Real Estate and also provides brokerage services with respect to substantially all security transactions of theses Funds executed on the New York or American Stock Exchanges. For transactions executed during the six months ended April 30, 1997, Global Leaders and Global Real Estate incurred brokerage commissions of $55,931 and $13,731, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds for its cost of providing investment advisory services.

     At April 30, 1997, Stephen A. Lieber, Chairman of Evergreen Asset owned, directly or beneficially, 29% of the outstanding shares of Global Real Estate.

     ADMINISTRATION AGREEMENT -- For the period through March 10, 1997, Evergreen Asset furnished Global Real Estate with administrative services as part of its advisory agreement and accordingly, Global Real Estate did not pay a separate administration fee. Effective March 11, 1997, Evergreen Keystone Investment Services (EKIS), a subsidiary of First Union, began providing administrative services to each of the Funds. For the period through December 31, 1996, Furman Selz LLC ("Furman Selz") was Global Real Estate's sub-administrator. As sub-administrator, Furman Selz provided the officers of the Fund. Effective January 1, 1997, The BISYS Group, Inc. ("BISYS") acquired Furman Selz' mutual fund unit and accordingly, BISYS Fund Services became the sub-administrator. For Global Real Estate, Furman Selz' or BISYS fee was paid by Evergreen Asset or EKIS and is not a fund expense.

     From November 1, 1996 to March 10, 1997 Evergreen Asset and from March 11, 1997, EKIS were Emerging Markets', Global Leaders' and International's administrator. Effective January 1, 1997 BISYS became each Funds' sub-administrator. Evergreen Asset and Furman Selz were Emerging Markets', Global Leaders', International's administrator and sub-administrator for the period November 1, 1996 through December 31, 1996. Evergreen Asset's/EKIS's and Furman Selz'/BISYS' fees for these funds are based on the average daily net assets of all of the funds administered by Evergreen Asset or EKIS for which either First Union or Evergreen Asset is also the investment adviser. These fees are calculated at the following annual rates:

                                   AVERAGE DAILY
  ADMINISTRATION FEE                NET ASSETS
        0.050%                on the first $7 billion
        0.035%                on the next $3 billion
        0.030%                on the next $5 billion
        0.020%                on the next $10 billion
        0.015%                on the next $5 billion
                              in excess of $30
        0.010%                billion

                                   AVERAGE DAILY
SUB-ADMINISTRATION FEE              NET ASSETS
       0.0100%                on the first $7 billion
       0.0075%                on the next $3 billion
       0.0050%                on the next $15 billion
                              in excess of $25
       0.0040%                billion

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- continued
     At April 30, 1997, assets for which EKIS was the administrator for which First Union, or its investment advisory subsidiaries, was investment adviser totaled approximately $29 billion.

     Evergreen Asset voluntarily waived $17,449 in administration fees for Global Leaders.

     PLAN OF DISTRIBUTION -- The Funds have adopted for each of their Class A, Class B and Class C shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A shares and an annual fee of 1% for Class B and Class C shares. For each of these Funds, the payments for Class A shares were voluntarily limited to .25 of 1% of average daily net assets.

     In connection with its Plan, Global Leaders and Global Real Estate have entered into a distribution agreement with Evergreen Keystone Distributor, Inc. ("EKD") (formerly Evergreen Funds Distributor, Inc.), a subsidiary of BISYS, whereby they will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A shares average daily net assets and annual fee of 1% of Class B and Class C shares average daily net assets. A portion of the payments of Class B and Class C shares, up to .25 of 1% may constitute a shareholder services fee. In connection with their Plans, Emerging Markets and International have entered into a distribution agreement with EKD whereby they will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A shares average daily net assets and annual fee of
 .75 of 1% of Class B and Class C shares average daily net assets. Emerging and International have entered into a shareholder services agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS up to .25 of 1% for certain services provided to shareholders and or maintenance of shareholder accounts relating to these Funds' Class B and Class C Shares.

     During the six months ended April 30, 1997 amounts paid to EKD pursuant to each Fund's Class A, Class B, and Class C Plans were as follows:

                                 CLASS A      CLASS B       CLASS C
Emerging Markets                 $ 2,394      $ 15,221      $1,553
Global Leaders                    24,345       308,917       5,511
Global Real Estate                 1,028           917         361
International                      9,354        80,080       1,137

     SALES CHARGES -- EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A shares during the six months ended April 30, 1997:

Emerging Markets                 $   531
Global Leaders                    44,397
Global Real Estate                   130
International                      4,596

     OTHER SERVICES WITH AFFILIATES -- State Street Bank & Trust Company ("State Street") is the transfer agent, dividend disbursing agent and shareholding servicing agent for the Funds. For certain accounts in Global Real Estate, Global Leaders, Emerging Markets, and International Equity, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchases and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which totaled $461, $3,411, $217, $2,603 for Global Real Estate, Global Leaders, Emerging Markets and International Equity, respectively, for the six months ended April 30, 1997.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 4 -- INVESTMENT TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were as follows:

                        PURCHASES          SALES
Emerging Markets       $ 25,894,686     $23,109,829
Global Leaders           74,535,336       8,118,457
Global Real Estate        7,521,157      15,549,422
International           120,027,225      82,098,899

NOTE 5 -- SHARES OF BENEFICIAL INTEREST

     The Funds have an unlimited number of $0.0001 par value shares of beneficial interest authorized. The shares are divided into four classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are offered with a front-end sales charge of up to 4.75%. Class B shares are offered with a contingent deferred sales charge payable when shares are redeemed which declines from 5% to zero depending on the period of time the shares were held. Class B shares will automatically convert to class A shares seven years after the date of purchase. Class C shares are sold with a 1% contingent deferred sales charge for shares redeemed during the first year after the month of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. All classes have identical voting, dividend, liquidation and other rights, except that certain classes bear different distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.

     Transactions in shares of beneficial interest were as follows:

                                                                               SIX MONTHS ENDED               YEAR ENDED
                                                                                APRIL 30, 1997             OCTOBER 31, 1996
EMERGING MARKETS                                                             SHARES       AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold..............................................................     89,320    $   887,854      108,210    $   958,874
Shares issued on reinvestment of distributions...........................          0              0          817          6,713
Shares redeemed..........................................................    (81,831)      (772,514)     (55,942)      (493,377)
        Net increase.....................................................      7,489        115,340       53,085        472,210
CLASS B
Shares sold..............................................................     52,723        501,693      147,629      1,317,529
Shares redeemed..........................................................    (49,892)      (456,990)     (51,462)      (443,501)
        Net increase.....................................................      2,831         44,703       96,167        874,028
CLASS C
Shares sold..............................................................     83,610        809,672        8,040         72,696
Shares redeemed..........................................................        (28)          (261)      (5,067)       (43,102)
        Net increase.....................................................     83,582        809,411        2,973         29,594
CLASS Y
Shares sold..............................................................    719,335      6,842,867    2,531,857     22,621,852
Shares issued on reinvestment of distributions...........................          0              0        1,942         15,980
Shares redeemed..........................................................   (369,189)    (3,452,567)    (301,830)    (2,683,970)
        Net increase.....................................................    350,146      3,390,300    2,231,969     19,953,862
Total net increase resulting from Fund share transactions................    444,048    $ 4,359,754    2,384,194    $21,329,694

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                              SIX MONTHS ENDED               YEAR ENDED
                                                                               APRIL 30, 1997             OCTOBER 31, 1996
GLOBAL LEADERS                                                             SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold............................................................   1,141,213    $14,090,361    1,128,476    $12,914,033
Shares issued on reinvestment of distributions.........................       1,245         15,023            0              0
Shares redeemed........................................................    (118,269)    (1,452,564)     (38,955)      (450,952)
        Net increase...................................................   1,024,189     12,652,820    1,089,521     12,463,081
CLASS B
Shares sold............................................................   3,509,985     43,047,717    3,561,481     40,763,569
Shares issued on reinvestment of distributions.........................       4,015         48,224            0              0
Shares redeemed........................................................    (205,357)    (2,517,524)     (26,709)      (307,417)
        Net increase...................................................   3,308,643     40,578,417    3,534,772     40,456,152
CLASS C
Shares sold............................................................      87,937      1,080,862       48,546        557,221
Shares issued on reinvestment of distributions.........................          52            629            0              0
Shares redeemed........................................................      (7,501)       (91,607)      (1,852)       (21,683)
        Net increase...................................................      80,488        989,884       46,694        535,538
CLASS Y
Shares sold............................................................     684,772      8,469,541    1,680,883     18,367,195
Shares issued on reinvestment of distributions.........................         715          8,632        1,378         14,211
Shares redeemed........................................................     (49,724)      (615,285)    (120,293)    (1,342,441)
        Net increase...................................................     635,763      7,862,888    1,561,968     17,038,965
Total net increase resulting from Fund share transactions..............   5,049,083    $62,084,009    6,232,955    $70,493,736

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                             SIX MONTHS ENDED                YEAR ENDED
                                                                              APRIL 30, 1997              OCTOBER 31, 1996
GLOBAL REAL ESTATE                                                         SHARES       AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold............................................................     32,879    $   409,385       208,609    $  2,645,216
Shares redeemed........................................................    (16,707)      (203,574)     (156,309)     (2,008,136)
        Net increase...................................................     16,172        205,811        52,300         637,080
CLASS B
Shares sold............................................................      8,439        104,212         7,284          91,539
Shares redeemed........................................................     (3,375)       (40,952)       (4,878)        (59,333)
        Net increase...................................................      5,064         63,260         2,406          32,206
CLASS C
Shares sold............................................................      8,103        100,386         2,142          27,504
Shares redeemed........................................................       (811)       (10,170)       (1,782)        (22,492)
        Net increase...................................................      7,292         90,216           360           5,012
CLASS Y
Shares sold............................................................     50,526        627,122     1,060,595      13,278,484
Shares issued on reinvestment of distributions.........................      3,475         43,582             0               0
Shares redeemed........................................................   (781,826)    (9,728,087)   (2,500,751)    (31,249,121)
        Net decrease...................................................   (727,825)    (9,057,383)   (1,440,156)    (17,970,637)
Total net decrease resulting from Fund share transactions..............   (699,297)   $(8,698,096)   (1,385,090)   $(17,296,339)

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                             SIX MONTHS ENDED                YEAR ENDED
                                                                              APRIL 30, 1997              OCTOBER 31, 1996
INTERNATIONAL EQUITY                                                      SHARES         AMOUNT        SHARES         AMOUNT
CLASS A
Shares sold..........................................................      209,094    $  2,259,362      459,233    $  4,772,348
Shares issued on reinvestment of distributions.......................        9,990         105,895        3,882          39,171
Shares redeemed......................................................     (199,802)     (2,160,212)    (144,771)     (1,513,977)
        Net increase.................................................       19,282         205,045      318,344       3,297,542
CLASS B
Shares sold..........................................................      393,822       4,244,528      802,691       8,346,658
Shares issued on reinvestment of distributions.......................       11,207         118,865        2,297          23,175
Shares redeemed......................................................     (122,930)     (1,325,154)    (208,561)     (2,169,847)
        Net increase.................................................      282,099       3,038,239      596,427       6,199,986
CLASS C
Shares sold..........................................................       10,008         108,041       11,595         120,774
Shares issued on reinvestment of distributions.......................          103           1,096            5              55
Shares redeemed......................................................       (6,075)        (66,461)     (14,095)       (148,202)
        Net increase (decrease)......................................        4,036          42,676       (2,495)        (27,373)
CLASS Y
Shares sold..........................................................    4,398,577      47,775,969    4,796,183      50,130,759
Shares issued from acquisition of FFB Diversified International
  Growth Fund........................................................            0               0    2,898,154      29,658,717
Shares issued on reinvestment of distributions.......................       95,469       1,012,925       30,069         303,397
Shares redeemed......................................................   (1,561,049)    (16,949,215)    (972,043)    (10,235,692)
        Net increase.................................................    2,932,997      31,839,679    6,752,363      69,857,181
Total net increase resulting from Fund share transactions............    3,238,414    $ 35,125,639    7,664,639    $ 79,327,336

NOTE 6 -- FINANCING AGREEMENT

     A financing agreement was in place with all of the Evergreen Funds and their custodian, State Street Bank and Trust Company (the "Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Borrowings under this facility bear interest at .75% per annum above the Bank's cost of funds as set periodically by the Bank. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds.

     Prior to July 3, 1996, Global Real Estate had a financing agreement with the Bank, which provided the Fund with a line of credit, in the aggregate amount of the lesser of $5,000,000 or 5% of the value of the Fund's net assets, to be accessed for temporary or emergency purposes. Borrowings under the line of credit bore interest at 1% above the Bank's cost of funds as set periodically by the Bank and were secured by securities pledged by the Fund.

     Effective October 31, 1996, a new financing agreement was put in place between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide and unsecured line of credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at
 .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum will be incurred on the unused portion of the

                     COMBINED NOTES TO FINANCIAL STATEMENTS
committed facility which would be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entiled to a fee of $15,000 which is allocated to all participating funds.

     During the six months ended April 30, 1997, Global Real Estate had borrowings outstanding for 87 days under the lines of credit, and incurred interest charges amounting to $4,679. Global Real Estate's average debt outstanding during the year aggregated $311,732 at a weighted average interest rate of 6.2%. Global Real Estate had an outstanding line of credit of $265,000 as of April 30, 1997.

NOTE 7 -- CONCENTRATION OF CREDIT RISK

     Since Global Real Estate invests a substantial portion of its assets in REITs, it may be more affected by economic developments in the real estate industry than would a general equity fund.

NOTE 8 -- DEFERRED TRUSTEES' FEES

     Each Trustee may defer any or all of his compensation related to performance of his duties as a Trustee of the Funds. Deferred balances are allocated to deferral accounts, which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of April 30, 1997, Trustees had deferred $828, $6,362, $8,725 and $3,961 for Emerging Markets, Global Leaders, Global Real Estate and International, respectively.

NOTE 9 -- EXPENSE OFFSET ARRANGEMENT

     The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset agreement could have been invested in income-producing assets. The custody fees incurred, credits received and net custody expenses for the Funds are as follows for the six months ended April 30, 1997:

                                 CUSTODY FEES        CREDIT RECEIVED        NET FEES
Emerging Markets                   $ 89,507              $   189            $ 89,318
Global Leaders                       90,430                1,218              89,212
Global Real Estate                   92,439                  407              92,032
International                       212,400                2,930             209,470

NOTE 10 -- SUBSEQUENT EVENTS

     Effective May 5, 1997, Evergreen Keystone Service Company, an affiliate of First Union, became the Funds', transfer agent, dividend disbursement agent and shareholder servicing agent.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                     (This Page Left Blank Intentionally)

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                     (This Page Left Blank Intentionally)

                           TRUSTEES AND OFFICERS

                              TRUSTEES:

                              Laurence B. Ashkin*

                              Foster Bam*

                              James S. Howell, Chairman

                              Robert J. Jeffries*+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              George O. Martinez
                              Secretary

                              * These individuals are not Trustees for Emerging
                                Markets or International.

                              + Trustee Emeritus.

 This report was prepared primarily for the information of fund shareholders. It is authorized for distribution if preceeded or accompanied by each fund's current prospectus. The prospectus contains important information about each fund, including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone Funds, contact your financial adviser or call Evergreen Keystone.


     BOXED COPY CONTAINING THE BELOW:
     NOT FDIC INSURED    May lose value
                         No bank guarantee



Evergreeen Keystone (Service Mark) is a Service Mark of Evergreen Keystone Investment Services, Inc. Copyright 1997.


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